Exhibit 4.29
FIFTH SUPPLEMENTAL INDENTURE TO FIRST MORTGAGE AND DEED OF TRUST
ITC MIDWEST LLC
TO
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as successor to THE
BANK OF NEW YORK TRUST COMPANY, N.A.
Trustee
Dated as of July 15, 2011
Supplementing the First Mortgage and Deed of Trust Dated as of January 14, 2008, as heretofore supplemented.
From ITC MIDWEST LLC to THE BANK OF NEW YORK TRUST COMPANY, N.A.,
Trustee
THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

This is a mortgage amendment as defined in Minnesota Statutes, section 287.01, subdivision 2, and as such it does not secure a new or increased amount of debt.

          FIFTH SUPPLEMENTAL INDENTURE (this “FIFTH SUPPLEMENTAL INDENTURE”), dated as of July 15, 2011, between ITC MIDWEST LLC, a limited liability company organized and existing under the laws of the State of Michigan (herein called the “Company”), having its principal office at 27175 Energy Way, Novi, Michigan 48377, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to The Bank of New York Trust Company, N.A.), a national banking association, as trustee (herein called the “Trustee”), the office of the Trustee at which on the date hereof its corporate trust business is principally administered being 2 N. LaSalle, Suite 1020, Chicago, Illinois 60602.
RECITALS OF THE COMPANY
          WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage and Deed of Trust dated as of January 14, 2008 (the “Mortgage Indenture”), encumbering the real property interests as more particularly described on Exhibit A attached to the Mortgage Indenture and providing for the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the “Securities”) to be issued in one or more series and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities; and
          WHEREAS, the Company has heretofore executed and delivered the following supplemental indentures, dated as hereinafter set forth:

Instrument	Date
First Supplemental Indenture	January 14, 2008

Second Supplemental Indenture	December 15, 2008

Third Supplemental Indenture	December 15, 2008

Fourth Supplemental Indenture	December 10, 2009
          WHEREAS, the Mortgage Indenture and the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture and Fourth Supplemental Indenture listed in the foregoing paragraph were recorded in the offices set forth in Schedule 1 attached hereto; and

          WHEREAS, there have heretofore been issued under the Indenture the following Securities in the principal amounts as follows:

Title	Issued	Principal Amount
6.150% First Mortgage Bonds, Series A, due 2038	January 31, 2008	$175,000,000

7.12% First Mortgage Bonds, Series B, due 2017	December 22, 2008	$40,000,000

7.27% First Mortgage Bonds, Series C, due 2020	December 22, 2008	$35,000,000

4.60% First Mortgage Bonds, Series D, due 2024	December 17, 2009	$75,000,000
          WHEREAS, The Bank of New York Trust Company, N.A., became The Bank of New York Mellon Trust Company, N.A., a national banking association, pursuant to a name change, and approved by the Comptroller of Currency, effective July 1, 2008; and
          WHEREAS, in addition to the property described in the Mortgage Indenture, the Company has acquired certain other property, rights, and interests in property; and
          WHEREAS, in addition to the property described in the Mortgage Indenture, as heretofore supplemented, the Company has acquired certain other property, rights, and interests in property; and
          WHEREAS, the Company has duly determined to make, execute and deliver to the Trustee this Fifth Supplemental Indenture to the Mortgage Indenture as permitted by Section 14.01(c) of the Mortgage Indenture, which allows the Trustee and the Company, without consent of any Holders of Securities, to enter into supplemental indentures in order to subject additional property to the Lien of the Mortgage Indenture, as heretofore supplemented;
GRANTING CLAUSES
          NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to subject to the additional property set forth on Exhibit A attached hereto to the Lien of the Mortgage Indenture, and for and in consideration of the premises and of the covenants contained in the Mortgage Indenture, as heretofore supplemented, and in this Fifth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on, and all other amounts (including, without limitation, fees, expenses and indemnities) in connection with, all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company has granted, bargained, sold, conveyed, assigned, transferred mortgaged, pledged, set over and confirmed and hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and has granted and hereby grants to the Trustee, for itself and for the

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benefit of the Holders, with power of sale, a lien upon and a security interest in, the following (subject, however, to the terms and conditions set forth in the Mortgage Indenture, as heretofore supplemented, and herein):
GRANTING CLAUSE FIRST
          All right, title and interest of the Company, as of the date of the execution and delivery of this Fifth Supplemental Indenture, as originally executed and delivered, in and to all property, real, personal and mixed, located in the States of Illinois, Iowa, Minnesota and Missouri, or wherever else situated (other than Excepted Property), including without limitation all right, title and interest of the Company in and to the following property and interests so located (other than Excepted Property):
          (a) all real property owned in fee, easements, easement estates and other interests in real property which are specifically described or referred to in Exhibit A attached to the Mortgage Indenture, Exhibit A attached to the First Supplemental Indenture, Exhibit A Attached to the Second Supplemental Indenture, Exhibit A attached to the Fourth Supplemental Indenture and Exhibit A attached hereto;
          (b) all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property;
          (c) all facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy including, but not limited to, all plants, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes;
          (d) all buildings, offices, warehouses, structures or improvements in addition to those referred to or otherwise included in clauses (a) and (c) above;
          (e) all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clause (c) above;
          (f) all of the foregoing property in the process of construction; and
          (g) (except as hereinbefore or hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;
GRANTING CLAUSE SECOND
          Subject to the applicable exceptions permitted by Sections 8.10(d), 13.03 and 13.05 of the Mortgage Indenture, all right, title and interest of the Company in all property of

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every kind and description and wheresoever situate, real, personal and mixed (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Fifth Supplemental Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien of the Mortgage Indenture as if such property were owned by the Company as of the date of the execution and delivery of this Fifth Supplemental Indenture, as originally executed and delivered;
GRANTING CLAUSE THIRD
          Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Fifth Supplemental Indenture, as originally executed and delivered, by delivery or by an instrument supplemental to the Mortgage Indenture, be subjected to the Lien of the Mortgage Indenture by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien of the Mortgage Indenture of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument;
GRANTING CLAUSE FOURTH
          All tenements, hereditaments, servitudes and appurtenances belonging or in any wise appertaining to the aforesaid property, with the reversions and remainders thereof;
EXCEPTED PROPERTY
          Expressly excepting and excluding, however, from the Lien of the Mortgage Indenture all right, title and interest of the Company in and to all Excepted Property, whether now owned or hereafter acquired;
          TO HAVE AND TO HOLD all such property, unto the Trustee, its successors in trust and their assigns forever;
          SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, which Liens do not in the aggregate materially and adversely impair the use of the Mortgaged Property in the operation of the business of the Company, or materially and adversely affect the security afforded by the Mortgage Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, Purchase Money Liens), and (c) Permitted Liens;
          IN TRUST, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;
          PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject

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to the conditions set forth in, Article IX of the Mortgage Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on, and any other amounts (including, without limitation, fees, expenses and indemnities) in connection with, the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 6.03 of the Mortgage Indenture, then and in that case the Mortgage Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Mortgage Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect;
          IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts set forth in the Mortgage Indenture; and
          THE PARTIES HEREBY COVENANT AND AGREE as follows:
ARTICLE ONE
DEFINITIONS
     Section 1.01. Definitions.
          Each capitalized term that is used herein and is defined in the Mortgage Indenture shall have the meaning specified in the Mortgage Indenture unless such term is otherwise defined herein; provided, however, that any reference to a “Section” or “Article” refers to a Section or Article, as the case may be, of this Fifth Supplemental Indenture, unless otherwise expressly stated.
ARTICLE TWO
MISCELLANEOUS PROVISIONS
     Section 2.01. Execution of Fifth Supplemental Indenture.
          Except as expressly amended and supplemented hereby, this Fifth Supplemental Indenture shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Holders or the Trustee under the Mortgage Indenture, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Mortgage Indenture, which Mortgage Indenture shall continue in full force and effect in accordance with the provisions thereof and the Mortgage Indenture is in all respects hereby ratified and confirmed. Except as expressly set forth herein, nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Mortgage Indenture in similar or different circumstances. This Fifth Supplemental Indenture shall apply and be effective only with respect to the provisions of the Mortgage Indenture specifically referred to herein. This Fifth Supplemental Indenture and all of its provisions shall be deemed a part of the Mortgage Indenture in the manner and to the extent herein and therein provided.

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     Section 2.02. Effect of Headings.
          The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
     Section 2.03. Successors and Assigns.
          All covenants and agreements in this Fifth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
     Section 2.04. Severability Clause.
          In case any provision in this Fifth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 2.05. Benefit of Fifth Supplemental Indenture.
          Except as otherwise provided in the Mortgage Indenture, nothing in this Fifth Supplemental Indenture, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Fifth Supplemental Indenture.
     Section 2.06. Execution and Counterparts.
          This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
     Section 2.07. Recitals.
          The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations or warranties as to the validity or sufficiency of this Fifth Supplemental Indenture. The Trustee accepts the modifications of the Indenture effected by this Fifth Supplemental Indenture, but only upon the terms and conditions set forth in the Mortgage Indenture. The Trustee makes no representation or warranty and shall not have any responsibility as to the validity or sufficiency of the Securities or the proper authorization or the due execution hereof by the Company. The Trustee shall not be accountable for the use or the application by the Company of the Securities or the proceeds thereof.
     Section 2.08. Governing Law.
          This Fifth Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Fifth Supplemental Indenture shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Fifth Supplemental Indenture shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any

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jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Fifth Supplemental Indenture shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

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          IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the day and year first above written.

ITC MIDWEST LLC By: ITC Holdings Corp., as Sole Member
By:	/s/ Cameron M. Bready
Cameron M. Bready, Executive Vice President,
Treasurer and Chief Financial Officer

Drafted by:
Gina M. Capua
Dykema Gossett PLLC
39577 Woodward Ave., Ste. 300
Bloomfield Hills, MI 48304
After Recorded, Return to:
Commonwealth Land Title Insurance Company
222 S. Ninth Street, Ste. 3060
Minneapolis, MN 55402
Attn: Toni Reichow

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

ACKNOWLEDGMENT

STATE OF MICHIGAN	)
	)	ss.
COUNTY OF OAKLAND	)
          On the 13th day of July 2011, before me, the undersigned notary public, personally came Cameron M. Bready, Executive Vice President, Treasurer and Chief Financial Officer of ITC Holdings Corp., a corporation organized under the laws of the State of Michigan, the sole member of ITC Midwest LLC, a limited liability company organized under the laws of the State of Michigan, and acknowledged that he executed the foregoing instrument in his authorized capacity, and that by his signature on the instrument he, or the entity upon behalf of which he acted, executed the instrument.

By:	/s/ Sandra K. Biggar
Sandra K. Biggar, Notary Public Wayne County, Michigan My Commission Expires 06/22/2015 Acting in the County of Oakland

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	ss.
COUNTY OF COOK	)
          On the 15th day of July 2011, before me, the undersigned notary public, personally came R. Tarnas, Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States, and acknowledged to me that she executed the foregoing instrument in her authorized capacity, and that by her signature on the instrument she, or the entity upon behalf of which she acted, executed the instrument.

/s/ Julie Meaders

By:	Julie Meaders
Notary Public State of Illinois
Qualified in Cook County My Commission Expires 1/7/12

Schedule 1
The recording information for the Mortgage Indenture and the First Supplemental Indenture, Second Supplemental Indenture,
Third Supplemental Indenture and Fourth Supplemental Indenture is as follows:

			First Supplemental	Second Supplemental	Third Supplemental	Fourth Supplemental
County	State	Mortgage Indenture	Indenture	Indenture	Indenture	Indenture
Appanoose	IA	Doc. 2008-124 in Book 2008; Page 124	Doc. 2008-125 in Book 2008; Page 125	Doc. 2008-2717 in Book 2008; Page 2717	Doc. 2008-2718 in Book 2008; Page 2718	Doc. 2009-2237 in Book 2009, Page 2237

Benton	IA	Book 8; Page 291	Book 8; Page 292	Book 8; Page 5740	Book 8; Page 5743	Book 9, Page 5588

Boone	IA	Doc. 080262 in Book 2008; Page 0262	Doc. 080263 in Book 2008; Page 0263	Doc. 085535 in Book 2008; Page 5535	Doc. 085536 in Book 2008; Page 5536	Doc. 095455 in Book 2009, Page 5455

Buchanan	IA	Doc. 2008R00212	Doc. 2008R00213	Doc. 2008R04324	Doc. 2008R04325	Instrument #2009R03990

Buena Vista	IA	Doc. 080166	Doc. 080167	Doc. 083608	Doc. 083609	Book 093848

Cerro Gordo	IA	Doc. 2008-391	Doc. 2008-392	Doc. 2008-8821	Doc. 2008-8822	Doc. 2009-9707

Clarke	IA	Doc. 2008-0164 in Book 175A; Page 1	Doc. 2008-0165 in Book 175B; Page 1	Doc. 2008-2747 in Book 104; Page 168	Doc. 2008-2748 in Book 104; Page 240	File No. 2009-2305, in Book 2009G, Page 768-851

Clayton	IA	Doc. 2008R00197	Doc. 2008R00198	Doc. 2008R04287	Doc. 2008R04288	Doc. 2009RO4258

Clinton	IA	Doc. 2008-00537	Doc. 2008-00538	Doc. 2008-09202	Doc. 2008-09203	Doc. 2009-10462

Dallas	IA	Doc. 823 in Book 2008; Page 823	Doc. 824 in Book 2008; Page 824	Doc. 16507 in Book 2008; Page 16507	Doc. 16508 in Book 2008; Page 16508	Doc. 19465, in Book 2009, Page 19465

Des Moines	IA	Doc. 2008-000259	Doc. 2008-000260	Doc. 2008-006411	Doc. 2008-006412	Doc. 2009-005787

Dickinson	IA	Inst. 08-00303 in Book 358; Page 1	Inst. 08-00304 in Book 359; Page 1	Inst. 08-07217 in Book 378; Page 81	Inst. 08-07218 in Book 378; Page 153	Instr. No. 09-07844, in Book 405, Page 745

Dubuque	IA	Doc. 005881650969 File 2008-00000799	Doc. 005881660839 File 2008-00000800	Doc. 006251360071 File 2008-00017283	Doc. 006251370027 File 2008-00017284	File 2009-00022604, Doc ID: 006630620084

			First Supplemental	Second Supplemental	Third Supplemental	Fourth Supplemental
County	State	Mortgage Indenture	Indenture	Indenture	Indenture	Indenture
Emmet	IA	Doc. 2008-00133	Doc. 2008-00134	Doc. 2008-02245	Doc. 2008-02246	Book 2009-02052

Greene	IA	Doc. 2008-0120 in Book 182; Page 1	Doc. 2008-0121 in Book 183; Page 1	Doc. 2008-2215 in Book 186; Page 50	Doc. 2008-2216 in Book 186; Page 121	Instr. 2009-1917, in Book 188, Page 832

Grundy	IA	Book 2008; Page 0174	Book 2008; Page 0175	Book 2008; Page 2703	Book 2008; Page 2704	Book 2009, Page 2708

Hamilton	IA	Doc. 2008-151	Doc. 2008-152	Doc. 2008-3153	Doc. 2008-3154	Doc. 2009-3260

Hancock	IA	Inst. 08-0141	Inst. 08-0142	Inst. 08-2693	Inst. 08-2694	Instr. 09-2499

Hardin	IA	Doc. 2008-0248	Doc. 2008-0249	Doc. 2008-3898	Doc. 2008-3899	Doc. 2009-3646

Iowa	IA	Doc. 2008-2278 in Book 840; Page 68	Doc. 2008-2279 in Book 841; Page 1	Doc. 2008-1602 in Book 867; Page 177	Doc. 2008-1603 in Book 867; Page 248	Doc. 2009-2010, in Book 900, Page 313-396

Jackson	IA	Doc. 08-244 in Book 2008; Page 244	Doc. 08-245 in Book 2008; Page 245	Doc. 08-4572 in Book 2008; Page 4572	Doc. 08-4573 in Book 2008; Page 4573	Doc. 09-4798, in Book 2009, Page 4798

Jasper	IA	Doc. 001695150969 File 2008-00000315	Doc. 001695160839 File 2008-00000316	Doc. 001766650071 File 2008-00007158	Doc. 001766660027 File 2008-00007159	File 2009-00007455, Doc ID: 001844880084

Jefferson	IA	Doc. 2008-0157	Doc. 2008-0158	Doc. 2008-3103	Doc. 2008-3104	Doc. 2009-2869

Johnson	IA	Doc. 021063550969 in Book 4254; Page 1	Doc. 021063560839 in Book 4255; Page 1	Doc. 021339090071 in Book 4373; Page 416	Doc. 021339100027 in Book 4373; Page 487	Book 4538, Page 166-249, Doc ID: 021703810084

Jones	IA	Fee Book 2008-0178	Fee Book 2008-0179	Doc. 2008-3697	Doc. 2008-3698	Book 2009-4074

Kossuth	IA	Doc. 2008-236 in Book 2008; Page 236	Doc. 2008-237 in Book 2008; Page 237	Doc. 2008-4405 in Book 2008; Page 4405	Doc. 2008-4406 in Book 2008; Page 4406	Doc. 2009-4819, in Book 2009, Page 4819

Lee (North)	IA	Doc. 2008-171 in Book 08N; Page 171	Doc. 2008-172 in Book 08N; Page 172	Doc. 2008-4032 in Book 08N; Page 4032	Doc. 2008-4033 in Book 08N; Page 4033	Doc. 2009-3738, in Book 09N, Page 3738

			First Supplemental	Second Supplemental	Third Supplemental	Fourth Supplemental
County	State	Mortgage Indenture	Indenture	Indenture	Indenture	Indenture
Lee (South)	IA	Doc. 2008-104 in Book 08S; Page 104	Doc. 2008-105 in Book 08S; Page 105	Doc. 2008-2900 in Book 08S; Page 2900	Doc. 2008-2901 in Book 08S; Page 2901	Doc. 2009-2969, in Book 09S, Page 2969

Linn	IA	Doc. 012890130969	Doc. 012890140843	Doc. 013846140071	Doc. 013846150027	Doc ID:
		Inst. 200800039315 in Book 6889; Page 1	Inst. 200800039316 in Book 6890; Page 1	Inst. 200900033364 in Book 7144; Page 338	Inst. 200900033365 in Book 7144; Page 409	014657820084, in Book 7486, Page 1-84

Lucas	IA	Doc. 2008-0091 in Book 2008A; Page 1	Doc. 2008-0092 in Book 2008B; Page 1	Doc. 2008-1614 in Book G2008; Page 409	Doc. 2008-1615 in Book G2008; Page 480	Inst. 2009-11529, in Book F2009, Page 549-632

Marshall	IA	Doc. 002901080969 File 2008-00000387	Doc. 002901090839 File 2008-00000388	Doc. 003110950071 File 2008-00007491	Doc. 003110960027 File 2008-00007492	File 2009-00007193, Doc. ID 003283170084

Monroe	IA	Doc. 86 in Book 2008; Page 86	Doc. 87 in Book 2008; Page 87	Doc. 1922 in Book 2008; Page 1922	Doc. 1923 in Book 2008; Page 1923	Doc. 1850, in Book 2009, Page 1850

Muscatine	IA	Doc. 2008-00387	Doc. 2008-00388	Doc. 2008-06927	Doc. 2008-06928	Doc. 2009-07544

Osceola	IA	Doc. 20080080 in Book 2008; Page 80	Doc. 20080081 in Book 2008; Page 81	Doc. 20082023 in Book 2008; Page 2023	Doc. 20082024 in Book 2008; Page 2024	Doc. 20091693, in Book 2009

Pocahontas	IA	Doc. 2008-107 in Book 179; Page 1	Doc. 2008-108 in Book 180; Page 1	Doc. 2008-1924 in Book 186; Page 98	Doc. 2008-1925 in Book 186; Page 169	Doc 2009-1736, in Book 193, Page 126-209

Poweshiek	IA	Doc. 0230 in Book 823; Page 1	Doc. 0231 in Book 824; Page 1	Doc. 4014 in Book 0842; Page 0221	Doc. 4015 in Book 0842; Page 0292	File No. 3948, in Book 0863, Page 0393

Ringgold	IA	Inst. 2008-00000091 in Book 327; Page 1	Inst. 2008-00000092 in Book 328; Page 1	Inst. 2008-00001525 in Book 334; Page 64	Inst. 2008-00001526 in Book 334; Page 135	Instr. 2009-00001424, in Book 339, Page 823

Story	IA	Inst. 2008-00000615	Inst. 2008-00000616	Inst. 2008-00012971	Inst. 2008-00012972	Instr. 2009-00014946

			First Supplemental	Second Supplemental	Third Supplemental	Fourth Supplemental
County	State	Mortgage Indenture	Indenture	Indenture	Indenture	Indenture
Tama	IA	Doc. 2008-0238 in Book 817; Page 460	Doc. 2008-0239 in Book 820; Page 289	Doc. 2008-3781 in Book 842; Page 74	Doc. 2008-3782 in Book 842; Page 145	Fee Book 2009-3424, in Book 864, Page 290

Union	IA	Doc. 00000140 in Book 911; Page 1	Doc. 00000141 in Book 914; Page 1	Doc. 00002690 in Book 943; Page 1	Doc. 00002691 in Book 943; Page 72	Doc. 00002419, in Book 968, Page 175, Instr. 00002419

Van Buren	IA	Doc. 2008-48 in Book 142; Page 444	Doc. 2008-49 in Book 143; Page 343	Doc. 2008-1474 in Book 148; Page 747	Doc. 2008-1475 in Book 148; Page 818	Doc 2009-1496, in Book 154, Page 1

Wapello	IA	Doc. 2008-0275 in Book 2008; Page 0275	Doc. 2008-0276 in Book 2008; Page 0276	Doc. 2008-5994 in Book 2008; Page 5994	Doc. 2008-5995 in Book 2008; Page 5995	Doc. 2009-5649, in Book 2009, Page 5649

Wayne	IA	Inst. 08-0123 in Book 119; Page 670	Inst. 08-0124 in Book 119; Page 1640	Inst. 08-2205 in Book 121; Page 484	Inst. 08-2206 in Book 121; Page 555	Instr. 09-1957, in Book 122, Page 854-937

Worth	IA	Fee Book 20080149	Fee Book 20080150	Fee Book 20082712	Fee Book 20082713	Book 20092579

Adair	IA	File 08-0110 in Book 586; Page 304	File 08-0111 in Book 589; Page 223	File 08-1956 Book 612; Page 34	File 08-1957 in Book 612; Page 105	File No. 09/1402, in Book 628, Page 150

Allamakee	IA	Doc. 2008-148	Doc. 2008-149	Doc. 2008-3187	Doc. 2008-3188	Doc. 2009-3227

Audubon	IA	Doc. 08-0102	Doc. 08-0103	Doc. 08-1345	Doc. 08-1346	Doc. 09-1338

Black Hawk	IA	Doc. 2008014573	Doc. 2008014576	Doc. 200900011582	Doc. 200900011583	File 2010-00011758, Instr. 200900017846

Bremer	IA	Doc. 20080230	Doc. 20080231	Doc. 20085661	Doc. 20085662	Doc. 20095624

Butler	IA	Inst. 2008-0307	Inst. 2008-0308	Inst. 2008-5268	Inst. 2008-5269	Instrument No. 2009-4808

Cass	IA	Doc. 2008 115 in Book 2008; Page 115	Doc. 2008 116 in Book 2008; Page 116	Doc. 2008 2833 in Book 2008; Page 2833	Doc. 2008 2834 in Book 2008; Page 2834	Doc. 2009-2608, in Book 2009, Page 2608

Cedar	IA	Doc. 2008-264 in Book 881; Page 1	Doc. 2008-265 in Book 882; Page 1	Doc. 2008-4393 in Book 924; Page 107	Doc. 2008-4394 in Book 924; Page 178	Doc. 2009-4512 in Book 978, Page 1-84

			First Supplemental	Second Supplemental	Third Supplemental	Fourth Supplemental
County	State	Mortgage Indenture	Indenture	Indenture	Indenture	Indenture
Chickasaw	IA	Fee Book 2008-0121	Fee Book 2008-0122	Fee Book 2008-2385	Fee Book 2008-2386	Book 2009-2295

Clay	IA	Doc. 2008 190 in Book 2008; Page 190	Doc. 2008 191 in Book 2008; Page 191	Doc. 2008 3615 in Book 2008; Page 3615	Doc. 2008 3613 in Book 2008; Page 3616	Doc. 2009-3942 in Book 2009, Page 3942

Davis	IA	Doc. 2008-0069 in Book 142; Page 001	Doc. 2008-0070 in Book 143; Page 001	Doc. 2008-1804 in Book 150; Page 437	Doc. 2008-1805 in Book 150; Page 508	Doc. 2009-1438, in Book 156, Page 193

Decatur	IA	Book 2008; Page 0096	Book 2008; Page 0097	Book 2008; Page 1769	Book 2008; Page 1770	Book 2009, Page 1558

Delaware	IA	Doc. 2008 203 in Book 2008; Page 203	Doc. 2008 204 in Book 2008; Page 204	Doc. 2008 3805 in Book 2008; Page 3805	Doc. 2008 3806 in Book 2008; Page 3806	Doc. 2009 4636, in Book 2009, Page 4636

Fayette	IA	Doc. 2008 192 in Book 2008; Page 192	Doc. 2008 193 in Book 2008; Page 193	Doc. 2008 3833 in Book 2008; Page 3833	Doc. 2008 3834 in Book 2008; Page 3834	Doc. 2009-3700, in Book 2009, Page 3700

Floyd	IA	Doc. 2008-0173 in Book 2008; Page 0173	Doc. 2008-0174 in Book 2008; Page 0174	Doc. 2008-3135 in Book 2008; Page 3135	Doc. 2008-3136 in Book 2008; Page 3136	Doc. 2009-3358, in Book 2009, Page 3358

Franklin	IA	Inst. 20080199	Inst. 20080200	Inst. 20082936	Inst. 20082937	Inst. 20092288

Guthrie	IA	Book 2008; Page 0226	Book 2008; Page 0227	Book 2008; Page 3261	Book 2008; Page 3262	Doc. 3080, in Book 2009

Henry	IA	Doc. 0160 in Book 2008; Page 0160	Doc. 0161 in Book 2008; Page 0161	Doc. 3507 in Book 2008; Page 3507	Doc. 3508 in Book 2008; Page 3508	Doc. 3283, in Book 2009, Page 3283

Howard	IA	Doc. 2008-1376 in Book 358; Page 1 and Book 359; Page 501	Doc. 2008-1377 in Book 360; Page 1 and Book 361; Page 501	Doc. 2008-1253 in Book 2008; Page 1253	Doc. 2008-1254 in Book 2008; Page 1254	Doc. 2009-2183, in Book 2009, Page 2183

Keokuk	IA	Fee Book 2008-0112	Fee Book 2008-0113	Fee Book 2008-2094	Fee Book 2008-2095	Book 2009-2073

Louisa	IA	Fee Book 2008-1338	Fee Book 2008-1339	Fee Book 2008-0976	Fee Book 2008-0977	Book 2009-0874

			First Supplemental	Second Supplemental	Third Supplemental	Fourth Supplemental
County	State	Mortgage Indenture	Indenture	Indenture	Indenture	Indenture
Lyon	IA	Doc. 2008 212 in Book 2008; Page 212	Doc. 2008 213 in Book 2008; Page 213	Doc. 2008 3053 in Book 2008; Page 3053	Doc. 2008 3054 in Book 2008; Page 3054	Doc. 2009-3163, in Book 2009, Page 3163

Mahaska	IA	Doc. 2008-198 in Book 2008; Page 198	Doc. 2008-199 in Book 2008; Page 199	Doc. 2008 4119 in Book 2008; Page 4119	Doc. 2008 4120 in Book 2008; Page 4120	Doc. 2009-4038, in Book 2009, Page 4038

Mitchell	IA	Doc. 2008-112 in Book 2008; Page 112	Doc. 2008-113 in Book 2008; Page 113	Doc. 2008-2427 in Book 2008; Page 2427	Doc. 2008-2428 in Book 2008; Page 2428	Doc. 2009-2613, in Book 2009, Page 2613

Palo Alto	IA	Doc. 2008-121 in Book 2008; Page 121	Doc. 2008-122 in Book 2008; Page 122	Doc. 2008-2472 in Book 2008; Page 2472	Doc. 2008-2473 in Book 2008; Page 2473	Doc. 2009-2228, in Book 2009, Page 2228

Polk	IA	Doc. 020740580969 File 2008-00054845 in Book 12513; Page 1	Doc. 020740590839 File 2008-00054846 in Book 12514; Page 1	Doc. 021787280071 File 2009-00038437 in Book 12854; Page 894	Doc. 021787330027 File 2009-00038438 in Book 12854; Page 965	File 2010-00047634, Book 13303, Page 176-259, Doc ID 023094290084

Scott	IA	Doc. 016584770969 File 2008-00001602	Doc. 016584780839 File 2008-00001603	Doc. 017068630071 File 2008-00032813	Doc. 017068640027 File 2008-00032814	File 2009-00037177, Doc ID 017551650084

Sioux	IA	File 2008; Card 437	File 2008; Card 438	File 2008; Card 7846	File 2008; Card 7847	File 2009, Card 8619

Taylor	IA	Doc. 2008786 in Book 161; Page 8	Doc. 2008787 in Book 161; Page 9	Doc. 2009628 in Book 163; Page 215	Doc. 2009629 in Book 163; Page 287	Doc. 2010569, in Book 165, Page 587

Washington	IA	Doc. 08-0211 in Book 2008; Page 0211	Doc. 08-0212 in Book 2008; Page 0212	Doc. 08-4793 in Book 2008; Page 4793	Doc. 08-4794 in Book 2008; Page 4794	Doc. 09-5649, in Book 2009, Page 5649

Webster	IA	Inst. 2008-335	Inst. 2008-336	Inst. 2008-07262	Inst. 2008-07263	Instr. 2009-07068

Winneshiek	IA	Doc. 2008 197 in Book 2008; Page 197	Doc. 2008 198 in Book 2008; Page 198	Doc. 2008 4570 in Book 2008; Page 4570	Doc. 2008 4571 in Book 2008; Page 4571	Doc 2009-5633, in Book 2009, Page 5633

			First Supplemental	Second Supplemental	Third Supplemental	Fourth Supplemental
County	State	Mortgage Indenture	Indenture	Indenture	Indenture	Indenture
Winnebago	IA	Fee Book 08-0076 in Book 2008; Page 0076	Fee Book 08-0077 in Book 2008; Page 0077	Fee Book 08-2035 in Book 2008; Page 2035	Fee Book 08-2036 in Book 2008; Page 2036	Fee Book 09-2211, in Book 2009, Page 2211

Wright	IA	Doc. 08-140 in Book 08; Page 140	Doc. 08-141 in Book 08; Page 141	Doc. 08-2559 in Book 08; Page 2559	Doc. 08-2560 in Book 08; Page 2560	Doc. 09-2543, in Book 09, Page 2543

Carroll	IL	Doc. 2008R-0150 in Book 924; Page 1	Doc. 2008R-0151 in Book 925; Page 1	Doc. 2008R-3462 in Book 960; Page 403	Doc. 2008R-3463 in Book 960; Page 473	Doc. 2009R-3847

Whiteside	IL	Doc. 410-2008	Doc. 411-2008	Doc. 9809-2008	Doc. 9810-2008	Doc. 10057-2009

Jo Daviess	IL	Doc. 339743	Doc. 339744	Doc. 345826	Doc. 345827	Doc. 353333

Rock Island	IL	Doc. 2008-01374	Doc. 2008-01375	Doc. 2008-26758	Doc. 2008-26759	Doc. 2009-27940

Cottonwood	MN	Doc. 255292 office of the Cottonwood County Recorder	Doc. 255293 office of the Cottonwood County Recorder	Doc. 258076 office of the Cottonwood County Recorder	Doc. 258077 office of the Cottonwood County Recorder	Doc. 260747

Faribault	MN	Doc. 342918 office of the Faribault County Recorder	Doc. 342919 office of the Faribault County Recorder	Doc. 346309 office of the Faribault County Recorder	Doc. 346310 office of the Faribault County Recorder	Doc. 349879

Fillmore	MN	Doc. 362678 office of the Fillmore County Recorder	Doc. 362679 office of the Fillmore County Recorder	Doc. 368282 office of the Fillmore County Recorder	Doc. 368283 office of the Fillmore County Recorder	Doc. 376407

Freeborn Easement — Torrens	MN	Doc. 474468 office of the Freeborn County Recorder Doc. 109689 office of the Freeborn County Registrar of Titles	Doc. 474469 office of the Freeborn County Recorder Doc. 109690 office of the Freeborn County Registrar of Titles	Doc. 479360 office of the Freeborn County Recorder Doc. 110165 office of the Freeborn County Registrar of Titles	Doc. 479361 office of the Freeborn County Recorder Doc. 110166 office of the Freeborn County Registrar of Titles	Doc. Nos. 485905 (A) & 110681 (T)

Jackson	MN	Doc. A251774 office of the Jackson County Recorder	Doc. A251775 office of the Jackson County Recorder	Doc. A254516 office of the Jackson County Recorder	Doc. A254517 office of the Jackson County Recorder	Doc. A257698

			First Supplemental	Second Supplemental	Third Supplemental	Fourth Supplemental
County	State	Mortgage Indenture	Indenture	Indenture	Indenture	Indenture
Le Sueur	MN	Doc. 353162 office of the Le Sueur County Recorder	Doc. 353163 office of the Le Sueur County Recorder	Doc. 359395 office of the Le Sueur County Recorder	Doc. 359396 office of the Le Sueur County Recorder	Doc. 366253

Mower	MN	Doc. A000565139 office of the Mower County Recorder	Doc. A000565140 office of the Mower County Recorder	Doc. A000572171 office of the Mower County Recorder	Doc. A000572172 office of the Mower County Recorder	Doc. A000579676

Nobles	MN	Doc. A317292 office of the Nobles County Recorder	Doc. A317293 office of the Nobles County Recorder	Doc. A321156 office of the Nobles County Recorder	Doc. A321157 office of the Nobles County Recorder	Doc. A325403

Rock	MN	Doc. 168189 office of the Rock County Recorder	Doc. 168190 office of the Rock County Recorder	Doc. 170372 office of the Rock County Recorder	Doc. 170373 office of the Rock County Recorder	Doc. 172760

Steele	MN	Doc. A000354767 office of the Steele County Recorder	Doc. A000354768 office of the Steele County Recorder	Doc. A000361084 office of the Steele County Recorder	Doc. A000361085 office of the Steele County Recorder	Doc. A000368262

Watonwan	MN	Doc. 207915 office of the Watonwan County Recorder	Doc. 207916 office of the Watonwan County Recorder	Doc. 210325 office of the Watonwan County Recorder	Doc. 210326 office of the Watonwan County Recorder	Doc. 212753

Blue Earth	MN	Doc. 481CR565 office of the Blue Earth County Recorder	Doc. 481CR566 office of the Blue Earth County Recorder	Doc. 489CR662 office of the Blue Earth County Recorder	Doc. 489CR663 office of the Blue Earth County Recorder	Doc. 498CR325

Brown	MN	Doc. 364356 office of the Brown County Recorder	Doc. 364357 office of the Brown County Recorder	Doc. 369232 office of the Brown County Recorder	Doc. 369233 office of the Brown County Recorder	Doc. 374910

Martin	MN	Doc. 2008R-392714 office of the Martin County Recorder	Doc. 2008R-392715 office of the Martin County Recorder	Doc. 2008R-397320 office of the Martin County Recorder	Doc. 2008R-397321 office of the Martin County Recorder	Doc. 2009R-401967

			First Supplemental	Second Supplemental	Third Supplemental	Fourth Supplemental
County	State	Mortgage Indenture	Indenture	Indenture	Indenture	Indenture
Olmsted	MN	Doc. A1157194 office of the Olmsted County Recorder	Doc. A1157195 office of the Olmsted County Recorder	Doc. A1185995 office of the Olmsted County Recorder	Doc. A1185994 office of the Olmsted County Recorder	Doc. A-1218791

Murray	MN	Doc. 230354 office of the Murray County Recorder	Doc. 230355 office of the Murray County Recorder	Doc. 232821 office of the Murray County Recorder	Doc. 232822 office of the Murray County Recorder	Doc. 235452

Redwood	MN	Doc. A326435 office of the Redwood County Recorder	Doc. A326436 office of the Redwood County Recorder	Doc. A329534 office of the Redwood County Recorder	Doc. A329535 office of the Redwood County Recorder	Doc. A 333004

Wabasha	MN	Doc. A286205 office of the Wabasha County Recorder	Doc. A286206 office of the Wabasha County Recorder	Doc. A290867 office of the Wabasha County Recorder	Doc. A290868 office of the Wabasha County Recorder	Doc. A 295667

Winona	MN	Doc. 525959 office of the Winona County Recorder	Doc. 525960 office of the Winona County Recorder	Doc. 534510 office of the Winona County Recorder	Doc. 534511 office of the Winona County Recorder	Doc. 544045

Clark	MO	Doc. 28353 in Book 72; Page 37	Doc. 28354 in Book 72; Page 38	Doc. 30039 in Book 72; Page 39	Doc. 30040 in Book 72; Page 40	Doc. 31759

Exhibit A
Description of Additional Property
          The following properties of the Company, owned as of the date hereof, have been acquired by the Company subsequent to the date of the Mortgage Indenture:
[See Attached]

IOWA

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*3/13/2009	Henry H. Albers Trust dated July 18, 2008	ITC Midwest, LLC	12/28/2009	Book 9, Page 5773

Benton	Electric Line Easement	*12/18/2009	Harrold Rammelsberg, one-sixth interest; Lois Beinlien, one-sixth interest; Florence Rammelsberg, one sixth interest; and Kurt M. Rammelsberg as Trustee of the Marvin Fred William Rammelsberg Separate Property Trust dated July 17, 2003, one-half interest	ITC Midwest, LLC	1/27/2010	Book 10, Page 405

Benton	Electric Line Easement	*3/11/2009	Kenneth Bidwell and Cindy Bidwell, husband and wife	ITC Midwest, LLC	3/18/2009	Book 9, Page 1155

Benton	Electric Line Easement	*9/9/2009	Kenneth Bidwell and Cindy Bidwell, husband and wife	ITC Midwest, LLC	9/21/2009	Book 9, Page 4403

Benton	Electric Line Easement	*2/10/2009	James L. Boddicker and Janet E. Boddicker, Husband and Wife, as Joint Tenants with Right of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	3/18/2009	Book 9, Page 1156

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*2/16/2009	Ronald D. Bossler and Kathryn M. Bossler, Husband and Wife	ITC Midwest, LLC	3/26/2009	Book 9, Page 1377

Benton	Electric Line Easement	*2/16/2009	Lola Bossler, 1/2 interest; Lola M. Bossler as Trustee of the Bossler Residuary Trust, 1/2 interest	ITC Midwest, LLC	3/18/2009	Book 9, Page 1157

Benton	Electric Line Easement	*6/10/2010	Alfrieda Dunker, Life Estate; Remainder to Shirley A. Fennern and the Trustees of the William H. Dunker Trust, in equal shares	ITC Midwest, LLC	7/21/2009; 7/15/2010 (rerecorded)	Book 9, Page 3412; Book 10, Page 2673 (rerecorded)

Benton	Electric Line Easement	*2/11/2009	Waldo L. Embretson and Dorothy A. A. Embretson, Husband and Wife as Joint Tenants with Full Right of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	3/18/2009	Book 9, Page 1161

Benton	Electric Line Easement	*3/4/2009	Richard Folkmann and Gladys Folkmann, Husband and Wife	ITC Midwest, LLC	3/18/2009	Book 9, Page 1177

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*2/10/2009	Cleyon V. Franck and Barbara K. Franck, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	3/18/2009	Book 9, Page 1165

Benton	Electric Line Easement	*2/10/2009	Cleyon V. Franck and Barbara K. Franck, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	3/18/2009	Book 9, Page 1169

Benton	Electric Line Easement	*2/10/2009	Douglas Gardemann and Lurline Gardemann, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	3/18/2009	Book 9, Page 1197

Benton	Electric Line Easement	*2/10/2009	Douglas Gardemann and Lurline Gardemann, Husband and Wife	ITC Midwest, LLC	3/18/2009	Book 9, Page 1198

Benton	Electric Line Easement	*2/10/2009	Douglas Gardemann and Lurline Gardemann, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	3/18/2009; 12/30/2009 (rerecorded)	Book 9, Page 1178; Book 9, Page 5845 (rerecorded)

Benton	Electric Line Easement	*2/16/2009	Mearl August Hagen, a/k/a Mearl A. Hagen and Gladys C. Hagen, Husband and Wife as Tenants in Common	ITC Midwest, LLC	3/26/2009	Book 9, Page 1371

Benton	Electric Line Easement	*2/12/2009	Linda L. Harvey and Richard D. Harvey, wife and husband	ITC Midwest, LLC	3/18/2009	Book 9, Page 1199

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*2/18/2009	Gerald Johnson and Marilyn Johnson, husband and wife	ITC Midwest, LLC	3/18/2009	Book 9, Page 1203

Benton	Electric Line Easement	*2/11/2009	Robert R. Kaestner and Cynthia A. Kaestner, Husband and Wife	ITC Midwest, LLC	3/18/2009	Book 9, Page 1205

Benton	Electric Line Easement	*2/13/2009	Darrell Kaestner and Clarice K. Kaestner, Husband and Wife	ITC Midwest, LLC	5/4/2009	Book 9, Page 2006

Benton	Electric Line Easement	*2/13/2009	Darrell Kaestner and Clarice K. Kaestner, Husband and Wife	ITC Midwest, LLC	3/18/2009	Book 9, Page 1204

Benton	Electric Line Easement	*2/17/2009	Irvin G. Keiper and Dolores I. Keiper, Husband and Wife as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest, LLC	3/18/2009	Book 9, Page 1206

Benton	Electric Line Easement	*2/16/2009	Charles L. Koopman and Mary A. Koopman, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	7/8/2009	Book 9, Page 3216

Benton	Electric Line Easement	*2/19/2009	Joseph F. Kozlik and Helen R. Kozlik	ITC Midwest, LLC	3/18/2009	Book 9, Page 1210

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*1/28/2010	Maurice Clayton Larson, Inc.	ITC Midwest, LLC	2/3/2010	Book 10, Page 506

Benton	Electric Line Easement	*6/10/2009	Maurice Clayton Larson, Inc.	ITC Midwest, LLC	6/29/2009	Book 9, Page 3044

Benton	Electric Line Easement	*8/28/2009	Robert J. Myhlhousen, a Single Person	ITC Midwest, LLC	9/3/2009	Book 9, Page 4146

Benton	Electric Line Easement	*2/11/2010	Justin R. Nolan and Lisa A. Nolan, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	2/24/2010	Book 10, Page 703

Benton	Electric Line Easement	*1/26/2010	Rick Nolan and Cindy Nolan, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	2/3/2010	Book 10, Page 505

Benton	Electric Line Easement	*8/19/2009	Rick Nolan, a/k/a Rick K. Nolan	ITC Midwest, LLC	8/28/2009	Book 9, Page 4033

Benton	Electric Line Easement	*3/12/2009	Blanche Oehlerich, Single; and Blanche R. Oehlerich and Darwin R. Oehlerich, Trustees of the Trust Under the Will of Ray A. Oehlerich, Deceased	ITC Midwest, LLC	12/28/2009	Book 9, Page 5774

Benton	Electric Line Easement	*2/10/2009	Larry G. Ohlen and Darlene H. Ohlen, Husband and Wife	ITC Midwest, LLC	3/26/2009	Book 9, Page 1382

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*6/13/2009	Maxine C. Patterson, Michael C. Patterson, David C. Patterson, William C. Thorman, Steven M. Thorman Testamentary Trust, Community National Bank of Waterloo and William C. Thorman, Trustees, and Robert T. Yeager and Daniel C. Yeager, Trustees of the Bernadine Yeager Irrevocable Trust dated October 26, 2005	ITC Midwest, LLC	6/29/2009	Book 9, Page 3042

Benton	Electric Line Easement	*3/28/2009	Jerome Sonka Jr., Carolyn Peiffer, a/k/a Carolyn Pieffer, Steven T. Sonka, and Melanie A. Sonka Kenney, as Trustees of the Jerome J. Sonka Sr. Residuary Trust; and Marcella E. Sonka, a/k/a Marcella Sonka	ITC Midwest, LLC	12/30/2009	Book 9, Page 5849

Benton	Electric Line Easement	*2/11/2009	Richard L. Peterson and Deborah J. Peterson, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	3/26/2009	Book 9, Page 1372

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*2/11/2009	Richard Lee Peterson, a Married Person	ITC Midwest, LLC	3/26/2009	Book 9, Page 1374

Benton	Electric Line Easement	*1/14/2010	Delmar H. Pohlman and Dennis Pohlman	ITC Midwest, LLC	3/26/2009; 1/27/2010 (rerecorded)	Book 9, Page 1381; Book 10, Page 408 (rerecorded)

Benton	Electric Line Easement	*1/14/2010	Dennis L. Pohlman	ITC Midwest, LLC	3/18/2009; 1/27/2010 (rerecorded)	Book 9, Page 1220; Book 10, Page 406 (rerecorded)

Benton	Electric Line Easement	*6/7/2009	Gene Rudin and Phillis Rudin, Husband and Wife, John R. Brumm and Sandra Brumm, Husband and Wife, Larry Schoenfelder and Kathryn Schoenfelder, Husband and Wife, and Dale Schoenfelder	ITC Midwest, LLC	6/29/2009	Book 9, Page 3045

Benton	Electric Line Easement	*2/10/2009	Ronald A. Schanbacher and Janet S. Schanbacher, Husband and Wife	ITC Midwest, LLC	3/18/2009	Book 9, Page 1227

Benton	Electric Line Easement	*2/10/2009	R.A. Schanbacher Inc., an Iowa corporation	ITC Midwest, LLC	3/18/2009	Book 9, Page 1225

Benton	Electric Line Easement	*2/10/2009	Robert A. Schanbacher and Brenda J. Schanbacher, Husband and Wife, as Joint Tenants with Full Right of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	3/26/2009	Book 9, Page 1375

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*2/10/2009	Ronald A. Schanbacher and Janet S. Schanbacher, Husband and Wife	ITC Midwest, LLC	3/18/2009	Book 9, Page 1226

Benton	Electric Line Easement	*2/10/2009	Richard R. Schlotterback and Mary L. Schlotterback, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common; and Linda Brecht, a/k/a Linda J. Brecht	ITC Midwest, LLC	3/18/2009	Book 9, Page 1154

Benton	Electric Line Easement	*2/10/2009	Richard R. Schlotterback and Mary L. Schlotterback, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	3/18/2009	Book 9, Page 1228

Benton	Electric Line Easement	*2/19/2009	Randy L. Schultz and Betty Ann Schultz, Husband and Wife as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	3/18/2009; 12/30/2009 (rerecorded)	Book 9, Page 1229; Book 9, Page 5844 (rerecorded)

Date of Agreement
(*Date of Last
		Grantor's				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*2/10/2009	Milford Schulze and Doris Schulze, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	3/18/2009	Book 9, Page 1230

Benton	Electric Line Easement	*2/10/2009	Myron R. Schulze	ITC Midwest, LLC	3/18/2009	Book 9, Page 1231

Benton	Electric Line Easement	*2/10/2009	Marilyn Seeman	ITC Midwest, LLC	3/18/2009	Book 9, Page 1234

Benton	Electric Line Easement	*2/10/2009	Ardis D. Seeman, a/k/a Ardis Seeman	ITC Midwest, LLC	3/18/2009	Book 9, Page 1233

Benton	Electric Line Easement	*12/30/2009	Teresa L. Selken, an undivided one-half interest; and Richard L. Selken Decedent’s Trust, William D. Selken and Renae C. McKay as Trustees, an undivided one-half interest	ITC Midwest, LLC	7/28/2009; 12/30/2009 (rerecorded)	Book 9, Page 3532; Book 9, Page 5848 (rerecorded)

Benton	Corrective Electric Line Easement	*1/27/2010	Teresa L. Selken, an undivided one-half interest; and Richard L. Selken Decedent’s Trust, William D. Selken and Renae C. McKay as Trustees, an undivided one-half interest	ITC Midwest, LLC	1/27/2010	Book 10, Page 404

Benton	Electric Line Easement	*2/25/2009	Hazel M. Stein	ITC Midwest, LLC	3/18/2009	Book 9, Page 1235

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*1/14/2010	Douglas Stein	ITC Midwest, LLC	7/7/2009; 1/27/2010 (rerecorded)	Book 9, Page 3197; Book 10, Page 407 (rerecorded)

Benton	Electric Line Easement	*3/31/2009	The Farm, a partnership	ITC Midwest, LLC	5/4/2009	Book 9, Page 2028

Benton	Electric Line Easement	*2/24/2009	The Farm, a partnership	ITC Midwest, LLC	5/4/2009	Book 9, Page 2058

Benton	Electric Line Easement	*2/19/2009	Robert Thomas and Shelly Thomas, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	3/18/2009	Book 9, Page 1238

Benton	Electric Line Easement	*2/12/2009	Scott O. Thompson and Steven A. Thompson	ITC Midwest, LLC	3/26/2009	Book 9, Page 1384

Benton	Electric Line Easement	*2/17/2009	David K. Thompson and Theresa Ann Thompson, Husband and Wife	ITC Midwest, LLC	3/18/2009	Book 9, Page 1239

Benton	Electric Line Easement	*2/26/2009	Jim A. Thompson and Tamie R. Thompson, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	5/4/2009	Book 9, Page 2025

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*2/19/2009	LaVonne Bernice Thompson; and LaVonne B. Thompson, Douglas R. Thompson and Cynthia A. Albers, Trustees of the Russell O. Thompson Residuary Trust	ITC Midwest, LLC	5/4/2009	Book 9, Page 2057

Benton	Electric Line Easement	*6/9/2009	Steven M. Thorman Testamentary Trust, Community National Bank of Waterloo and William C. Thorman, Trustees; William C. Thorman and Victoria A. Thorman, Husband and Wife as Tenants in Common; William C. Thorman as Custodian for Tara K. Thorman, under the Iowa Uniform Transfers to Minors Act; and Robert T. Yeager and Daniel C. Yeager, Trustees of the Bernadine Yeager Irrevocable Trust dated October 26, 2005	ITC Midwest, LLC	6/29/2009	Book 9, Page 3043

Benton	Electric Line Easement	*7/16/2009	Brent C. Tjelmeland and Sara E. Tjelmeland, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	8/28/2009	Book 9, Page 4032

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Benton	Electric Line Easement	*2/9/2009	John C. Volesky, as Trustee under the John C. Volesky Trust Agreement dated the 28th day of August, 2006, an undivided one-half interest; and Adeline L. Volesky, as Trustee under the Adeline L. Volesky Trust Agreement dated the 28th day of August, 2006, and undivided one-half interest	ITC Midwest, LLC	3/18/2009	Book 9, Page 1240

Benton	Electric Line Easement	*2/25/2009	Michael S. Weichman and Coleen Sigler Weichman, Husband and Wife	ITC Midwest, LLC	3/26/2009	Book 9, Page 1383

Benton	Electric Line Easement	*2/11/2009	Joan Werning	ITC Midwest, LLC	3/18/2009	Book 9, Page 1245

Benton	Electric Line Easement	*2/17/2010	Keith J. Werning and Susan R. Werning	ITC Midwest, LLC	2/17/2010	Book 10, Page 616

Boone	Electric Line Easement	*7/12/2010	Harrold S. Bentley and Jennie Ruth Bentley	ITC Midwest, LLC	8/3/2010	Document 102952 (Book 2010, Page 2952)

Boone	Electric Line Easement	*8/27/2010	CB Acres, Inc.; Cory L. Busch and Christina L. Busch, Husband and Wife, as Tenants in Common, Tracy L. Busch and Joyce R. Busch, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	11/24/2010	Document 104704 (Book 2010, Page 4704)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Boone	Electric Line Easement	*9/17/2010	W. Roy Gustafson and Janet H. Gustafson, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	11/24/2010	Document 104705 (Book 2010, Page 4705)

Boone	Amended and Restated Easement Agreement	9/21/2010	Roger L. Hintz and Maria M. Hartt, a Married Couple, as Joint Tenants with Right of Survivorship and Not as Tenants in Common	ITC Midwest, LLC	11/24/2010	Document 104708 (Book 2010, Page 4708)

Boone	Electric Line Easement	*9/17/2010	Marion A. Johnson and Gary G. Johnson, Husband and Wife	ITC Midwest, LLC	9/30/2010	Document 103885 (Book 2010, Page 3885)

Boone	Amended and Restated Easement Agreement	9/29/2010	Jerome J. Judge and Patricia L. Judge, Husband and Wife	ITC Midwest, LLC	12/1/2010	Document 104806 (Book 2010, Page 4806)

Boone	Amended and Restated Easement Agreement	10/5/2010	Joseph L. Judge, a single person and Regina D. Judge, a single person	ITC Midwest, LLC	12/1/2010	Document 104805 (Book 2010, Page 4805)

Boone	Amended and Restated Easement Agreement	7/22/2010	North Forty Farms of Ames, Iowa, Inc.	ITC Midwest, LLC	8/3/2010	Document 102953 (Book 2010, Page 2953)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Boone	Amended and Restated Easement Agreement	9/13/2010	Jean Hembd Reineke	ITC Midwest, LLC	9/30/2010	Document 103884 (Book 2010, Page 3884)

Boone	Amended and Restated Easement Agreement	10/4/2010	Mark P. Samuelson and Marsha L. Samuelson, Husband and Wife; and Max A. Samuelson and Debra L. Samuelson, Husband and Wife	ITC Midwest, LLC	11/24/2010	Document 104709 (Book 2010, Page 4709)

Boone	Amended and Restated Easement Agreement	10/26/2010	Sansgaard Seed Farms, Inc., a corporation	ITC Midwest, LLC	12/1/2010	Document 104804 (Book 2010, Page 4804)

Boone	Electric Line Easement	*7/7/2010	LaVerne L. Smalley and Wilhelmina R. Smalley, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	8/3/2010	Document 102954 (Book 2010, Page 2954)

Boone	Amended and Restated Easement Agreement	8/10/2010	Matthew M. Swanson and Kimberly S. Swanson, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	12/1/2010	Document 104807 (Book 2010, Page 4807)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Boone	Amended and Restated Easement Agreement	9/20/2010	Richard L. Thompson Revocable Living Trust Agreement under date of March, 2008	ITC Midwest, LLC	11/24/2010	Document 104707 (Book 2010, Page 4707)

Boone	Amended and Restated Easement Agreement	9/20/2010	Sharon N. Thompson, as Trustee of the Sharon N. Thompson Revocable Living Trust Agreement under date of the 6th of March, 2008	ITC Midwest, LLC	11/24/2010	Document 104706 (Book 2010, Page 4706)

Boone	Amended and Restated Easement Agreement	7/21/2010	Donald R. Uthe and Janice A. Uthe, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	8/3/2010	Document 102951 (Book 2010, Page 2951)

Boone	Amended and Restated Easement Agreement	9/17/2010	Eric R. Ziel and Carol Ann Ziel, Husband and Wife	ITC Midwest, LLC	9/30/2010	Document 103886 (Book 2010, Page 3886)

Buchanan	Amended and Restated Easement Agreement	12/15/2009	Larry D. Beier and Diana J. Beier, Husband and Wife as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common; and Gaylen Burco, a single person	ITC Midwest, LLC	03/19/2010	Instrument #2010R00791

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Buchanan	Amended and Restated Easement Agreement	3/31/2009	Donald Cook LTD, an Iowa corporation	ITC Midwest, LLC	03/19/2010	Instrument #2010R00790

Buchanan	Amended and Restated Easement Agreement	3/24/2009	Leroy J. Recker and Edna H. Recker, husband and wife, as Tenants in Common	ITC Midwest, LLC	03/19/2010	Instrument #2010R00792

Buchanan	Electric Line Easement	*10/11/2010	Franklin R. Heiserman and Marlene R. Heiserman, Husband and Wife, as Joint Tenants with full rights of survivorship, and not as Tenants in Common	ITC Midwest, LLC	10/25/2010	Instrument #2010R03243

Buchanan	Electric Line Easement	*10/11/2010	Franklin Heiserman AKA Franklin R. Heiserman and Marlene R. Heiserman, Husband and Wife, an undivided 1/2 interest and Gordon L. Mosher and Dixie L. Mosher as Trustees of the Gordon L. Mosher and Dixie L. Mosher Revocable Trust, an undivided 1/2 interest	ITC Midwest, LLC	10/25/2010	Instrument #2010R03244

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Buchanan	Electric Line Easement	*9/9/2010	Kenneth M. Palmer Trust, Kenneth M. Palmer, Trustee and Angeline A. Palmer Trust, Angeline A. Palmer, Trustee	ITC Midwest, LLC	9/22/2010	Instrument #2010R02843

Buchanan	Guy and Anchor Easement	*10/19/2010	Jeremy L. James	ITC Midwest, LLC	11/1/2010	Instrument #2010R03336

Buchanan	Guy and Anchor Easement	*10/26/2010	George R. Carr and Marian L. Carr, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	11/8/2010	Instrument #2010R03441

Buchanan	Electric Line Easement	*10/13/2010	William J. Berns and Nellie O. Berns, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	11/1/2010	Instrument #2010R03337

Buchanan	Guy and Anchor Easement	*10/13/2010	John P. Berns and Amy J. Berns, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	11/1/2010	Instrument #2010R03338

Buchanan	Electric Line Easement	*10/12/2010	Rena Sue Schmitz	ITC Midwest, LLC	10/25/2010	Instrument #2010R03245

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Buchanan	Electric Line Easement	*10/7/2010	Sandra Rae Davis	ITC Midwest, LLC	10/25/2010	Instrument #2010R03246

Buchanan	Electric Line Easement	*10/15/2010	Brad A. Neal	ITC Midwest, LLC	11/1/2010	Instrument #2010R03339

Buchanan	Electric Line Easement	*10/12/2010	Miles H. Hogan and Anita Hogan, Husband and Wife	ITC Midwest, LLC	10/25/2010	Instrument #2010R03247

Buchanan	Electric Line Easement	*10/11/2010	Ronald Russell Walthart	ITC Midwest, LLC	11/1/2010	Instrument #2010R03340

Buchanan	Electric Line Easement	*10/12/2010	Janet E. Hoefer and Dennis J. Hoefer, Wife and Husband, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	10/25/2010	Instrument #2010R03248

Buchanan	Electric Line Easement	*10/18/2010	Joshua J. Isham and Courtney L. Isham, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	11/1/2010	Instrument #2010R03341

Buchanan	Guy and Anchor Easement	*10/19/2010	Matthew Birchard and Candice Birchard, Husband and Wife	ITC Midwest, LLC	11/1/2010	Instrument #2010R03342

Buchanan	Overhang Easement	*11/29/2010	James W. White, Trustee of the James W. White Trust, and Pauline M. White, Trustee of the Pauline M. White Trust	ITC Midwest, LLC	12/10/2010	Instrument #2010R03937

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Buchanan	Guy and Anchor Easement	*10/18/2010	Lowell A. Kress, Trustee	ITC Midwest, LLC	11/1/2010	Instrument #2010R03343

Buchanan	Overhang Easement	*12/1/2010	Daryl D. Daubenberger and Norma J. Daubenberger, Husband and Wife, and Linda L. Stark and Alfred D. Stark, Wife and Husband	ITC Midwest, LLC	12/15/2010	Instrument #2010R04018

Cerro Gordo	Electric Line Easement	*6/23/2010	Indianhead Farms, Inc.	ITC Midwest, LLC	7/6/2010	Doc. # 2010-4537

Clinton	Substation Site Easement	11/23/2010	Central Iowa Power Cooperative, an Iowa corporation	ITC Midwest, LLC	1/25/2011	2011-00678

Delaware	Amended and Restated Easement Agreement	6/17/2009	Eric Smith and Sheila Smith, husband and wife, as joint tenants with full rights of survivorship and not as tenants in common	ITC Midwest, LLC	3/19/2010	Document 2010 809 (Book 2010, Page 809)

Delaware	Amended and Restated Easement Agreement	6/17/2009	Charles Downs and Rose Downs, husband and wife, as joint tenants with full rights of survivorship, and not as tenants in common	ITC Midwest, LLC	5/21/2010	Document 2010 1525 (Book 2010, Page 1525)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Delaware	Amended and Restated Easement Agreement	10/29/2009	Keith T. Bockenstedt and Kristina J. Bockenstedt, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	3/19/2010	Document 2010 810 (Book 2010, Page 810)

Delaware	Amended and Restated Easement Agreement	10/29/2009	Keith Bockenstedt and Kristi Bockenstedt, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	3/19/2010	Document 2010 811 (Book 2010, Page 811)

Delaware	Corrective Electric Line Easement	*5/20/2010	Loretta F. Vaske, a single person	ITC Midwest, LLC	6/15/2010	Document 2010 1819 (Book 2010, Page 1819)

Delaware	Corrective Electric Line Easement	*3/4/2010	Bette J. Raus and Bill Raus, Wife and Husband	ITC Midwest, LLC	5/21/2010	Document 2010 1530 (Book 2010, Page 1530)

Delaware	Electric Line Easement	*2/25/2010	Duane F. Conrad and Patty Conrad, Husband and Wife	ITC Midwest, LLC	5/21/2010	Document 2010 1527 (Book 2010, Page 1527)

Delaware	Electric Line Easement	*3/5/2010	Delrose G. Broghammer and Anthony Broghammer, Wife and Husband	ITC Midwest, LLC	5/21/2010	Document 2010 1529 (Book 2010, Page 1529)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Delaware	Electric Line Easement	*4/19/2010	Carma Hon, Dennis Smith, and Eric Smith (Contract Sellers); Kevin L. Glanz and Sandy K. Glanz, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common (Contract Buyers)	ITC Midwest, LLC	5/21/2010	Document 2010 1526 (Book 2010, Page 1526)

Delaware	Electric Line Easement	*5/13/2009	Doris Ann Deutmeyer (Contract Seller); and Rick A. Deutmeyer and Paula K. Deutmeyer, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common (Contract Buyers)	ITC Midwest, LLC	5/21/2010	Document 2010 1532 (Book 2010, Page 1532)

Delaware	Electric Line Easement	*12/15/2009	Rahe Family, Inc., and Iowa corporation	ITC Midwest, LLC	3/19/2010	Document 2010 808 (Book 2010, Page 808)

Delaware	Corrective Electric Line Easement	*3/31/2010	Little Creek Farms, L.L.C.	ITC Midwest, LLC	5/21/2010	Document 2010 1528 (Book 2010, Page 1528)

Delaware	Overhang Easement	*6/14/2010	Delaware County, Iowa	ITC Midwest, LLC	7/2/2010	Document 2010 2049 (Book 2010, Page 2049)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Delaware	Electric Line Easement	*6/30/2010	Darla Sue Smith Henry and Patrick Eugene Henry, wife and husband, as Joint Tenants with Full Rights of Survivorship, and not as tenants in common	ITC Midwest, LLC	7/2/2010	Document 2010 2050 (Book 2010, Page 2050)

Dubuque	Amended and Restated Easement Agreement	11/24/2009	Raymond J. Schlarmann Jr. as Trustee of the Raymond J. Schlarmann Jr. Trust dated April 27, 1996 and Marlene M. Schlarmann as Trustee of the Marlene M. Schlarmann Trust dated April 27, 1996	ITC Midwest, LLC	4/7/2010	Doc ID 006706060004 (File 2010-00004495)

Dubuque	Amended and Restated Easement Agreement	3/17/2010	John G. Hoefler and Marilyn R. Hoefler, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706070005 (File 2010-00004496)

Dubuque	Amended and Restated Easement Agreement	5/13/2009	Darlene Schneider, a/k/a Darlene C. Schneider , a Widow and not Remarried; Starla K. Schneider , single person; Shelley Chapman and Don Chapman, Wife and Husband; Lisa Filip and David Filip, Wife and Husband; and Bret Schneider and Pamela Schneider, Husband and Wife; and Jack M. Friedman and Maureen A. Friedman, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706040009 (File 2010-00004493)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Amended and Restated Easement Agreement	3/21/2010	Catherine Daly, a widow; Jo Ann M. Page, a widow; John G. Daly and Monica Daly, Husband and Wife; Mary Lou Kurt and Kevin Kurt, Wife and Husband; Margaret C. Thomas and Curtis D. Thomas, Wife and Husband; William J. Daly, a single person; Robert J. Daly and Kimberly Daly, Husband and Wife; Debra S. Hansel and Al Hansel, Wife and Husband; DeAnne M. Daly, n/k/a DeAnne M. Luensmann and Larry Luensmann, Husband and Wife; Daniel C. Daly and Bethany M. Daly, Husband and Wife; James M. Daly and DeAnn K. Daley, Husband and Wife; Peggy K. Daly, n/k/a Peggy K. Brinkman and Ray Brinkman, Wife and Husband, as Tenants in Common; and James M. Daly and DeAnn K. Daley, Husband and Wife as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/30/2010	Doc ID 006735380014 (File 2010-00005648)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Amended and Restated Easement Agreement	2/24/2010	Estate of Jeanette E. Wolf, a single person, and Joseph F. Wolf, a single person, and Edward J. Wolf, a single person, as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706050006 (File 2010-00004494)

Dubuque	Electric Line Easement	*5/13/2010	William J. Kiernan, a/k/a William Kiernan and Bonnie M. Kiernan, a/k/a Bonnie Kiernan, Husband and Wife as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	6/15/2010	Doc ID 006787450002 (File 2010-00008101)

Dubuque	Electric Line Easement	*3/29/2010	John C. Lehmann and Joyce A. Lehmann, Husband and Wife as Joint Tenants with Full Rights of Survivorship and Not as Tenants in Common	ITC Midwest, LLC	4/30/2010	Doc ID 006735410002 (File 2010-00005651)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Electric Line Easement	*3/3/2010	Donna Mae Zimmerman and Craig E. Zimmerman, Wife and Husband	ITC Midwest, LLC	4/7/2010	Doc ID 006706170002 (File 2010-00004506)

Dubuque	Corrective Electric Line Easement	*3/3/2010	Michael J. Lehmann and Ruth A. Lehmann, Husband and Wife (Contract Sellers), and Russell Lehmann (Contract Buyer)	ITC Midwest, LLC	4/7/2010	Doc ID 006706140003 (File 2010-00004503)

Dubuque	Electric Line Easement	*4/19/2009	Dubuque County, Iowa	ITC Midwest, LLC	5/20/2010	Doc ID 006758630003 (File 2010-00006711)

Dubuque	Electric Line Easement	*6/28/2010	Daniel J. Drees and Mary C. Drees, Husband and Wife, as Joint Tenants with Right of Survivorship and Not as Tenants in Common	ITC Midwest, LLC	7/13/2010	Doc ID 006807780002 (File 2010-00009648)

Dubuque	Electric Line Easement	*3/17/2010	David Waller and Audrey K. Waller, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common (Contract Sellers); Patrick Merkes and Sandy Merkes, Husband and Wife (Contract Purchasers)	ITC Midwest, LLC	4/7/2010	Doc ID 006706160003 (File 2010-00004505)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Electric Line Easement	*4/16/2010	Carl L. Zauche and Rosemary Zauche, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	4/30/2010	Doc ID 006735470002 (File 2010-00005657)

Dubuque	Electric Line Easement	*4/16/2010	The Zauche Farm Limited Partnership	ITC Midwest, LLC	4/30/2010	Doc ID 006735480002 (File 2010-00005658)

Dubuque	Electric Line Easement	*2/4/2010	Travis J. Turnis	ITC Midwest, LLC	4/7/2010	Doc ID 006706190002 (File 2010-00004508)

Dubuque	Electric Line Easement	*5/13/2010	Gordon D. Bradley and Constance Mae Bradley, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	6/15/2010	Doc ID 006787440002 (File 2010-00008100)

Dubuque	Electric Line Easement	*4/16/2010	Daniel B. Zauche and Jacqueline S. Zauche, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/30/2010	Doc ID 006735460002 (File 2010-00005656)

Dubuque	Electric Line Easement	*1/18/2010	George K. Kramer, a single person, and Geraldine Kraemer, a single person	ITC Midwest, LLC	4/7/2010	Doc ID 006706270003 (File 2010-00004516)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Electric Line Easement	*1/18/2010	George K. Kraemer and Geraldine Kraemer	ITC Midwest, LLC	4/7/2010	Doc ID 006706210002 (File 2010-00004510)

Dubuque	Electric Line Easement	*2/5/2010	William A. Siegert and Janet L. Siegert, as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706080002 (File 2010-00004497)

Dubuque	Electric Line Easement	*12/2/2010	Martin L. Vaske and Joan F. Vaske, Husband and Wife	ITC Midwest, LLC	12/15/2010	Doc ID 006944490002 (File 2010-00020968)

Dubuque	Electric Line Easement	*1/15/2010	Knights Acres, an Iowa corporation	ITC Midwest, LLC	4/7/2010	Doc ID 006706320002 (File 2010-00004521)

Dubuque	Electric Line Easement	*3/1/2010	Estate of Rita M. Contor a/k/a Rita Marie Contor (Contract Sellers) and Michael C. Contor and Beverly J. Contor, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common (Contract Buyers)	ITC Midwest, LLC	4/7/2010	Doc ID 006706200003 (File 2010-00004509)

Dubuque	Electric Line Easement	*2/24/2010	Ann Kennedy Ludovissy, Maureen A. Kennedy, and Katherine J. Kennedy Flannery, as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706220004 (File 2010-00004511)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Electric Line Easement	*3/1/2010	William J. Skahill, a single person	ITC Midwest, LLC	4/7/2010	Doc ID 006706180002 (File 2010-00004507)

Dubuque	Electric Line Easement	*3/3/2010	Charles McCullough and Mary Jo McCullough, Husband and Wife	ITC Midwest, LLC	4/30/2010	Doc ID 006735440002 (File 2010-00005654)

Dubuque	Electric Line Easement	*2/11/2010	Geraldine McCarthy	ITC Midwest, LLC	4/7/2010	Doc ID 006706290002 (File 2010-00004518)

Dubuque	Electric Line Easement	*2/11/2010	John E. Callahan and Carol J. Callahan, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706090002 (File 2010-00004498)

Dubuque	Electric Line Easement	*3/11/2010	Norma J. Weber and Weber Dubuque Farms, L.L.C.	ITC Midwest, LLC	4/30/2010	Doc ID 006735430009 (File 2010-00005653)

Dubuque	Electric Line Easement	*3/9/2010	Dale Meyer and Lisa Meyer, Husband and Wife	ITC Midwest, LLC	4/7/2010	Doc ID 006706300002 (File 2010-00004519)

Dubuque	Electric Line Easement	*4/20/2010	Charles C. Bergfeld and Emma Jean Bergfeld, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/30/2010	Doc ID 006735450002 (File 2010-00005655)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Electric Line Easement	*2/22/2010	Edward B. Goedken and Mary K. Goedken, Husband and Wife, as Joint Tenants with Right of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706420002 (File 2010-00004531)

Dubuque	Electric Line Easement	*2/24/2010	Margaret A. Bergfeld, an undivided one-half interest; and Margaret Bergfeld life estate (in an undivided one-half interest); and Gary Bergfeld, Wayne Bergfeld, and Dean Bergfeld, an undivided one-fourth interest; and Cindy Kirby, Randy Bergfeld, and Penny Schiltz, (contract sellers) and Gary Bergfeld, Wayne Bergfeld, and Dean Bergfeld, (contract buyers) an undivided one-fourth interest	ITC Midwest, LLC	4/30/2010	Doc ID 006735400008 (File 2010-00005650)

Dubuque	Electric Line Easement	*3/20/2010	Maurice J. Connolly and Joan Connolly, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/30/2010	Doc ID 006735420003 (File 2010-00005652)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Electric Line Easement	*3/2/2010	Loras J. Pfab (Contract Seller) and Daniel L. Pfab (Contract Buyer)	ITC Midwest, LLC	4/7/2010	Doc ID 006706400002 (File 2010-00004529)

Dubuque	Electric Line Easement	*3/2/2010	Daniel L. Pfab	ITC Midwest, LLC	4/7/2010	Doc ID 006706410002 (File 2010-00004530)

Dubuque	Electric Line Easement	*3/9/2010	Merlin Meyer and Joanne Meyer, Husband and Wife, as Joint Tenants with Right of Survivorship, and Dale R. Meyer and Lisa M. Meyer, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706230003 (File 2010-00004512)

Dubuque	Electric Line Easement	*8/10/2010	Gansen Family Limited Partnership	ITC Midwest, LLC	9/15/2010	Doc ID 006858850002 (File 2010-00013723)

Dubuque	Electric Line Easement	*2/3/2010	Virgil G. Bradley	ITC Midwest, LLC	4/7/2010	Doc ID 006706130002 (File 2010-00004502)

Dubuque	Electric Line Easement	*2/3/2010	Virgil G. Bradley	ITC Midwest, LLC	4/7/2010	Doc ID 006706120002 (File 2010-00004501)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Electric Line Easement	*2/3/2010	Daryl D. Bradley	ITC Midwest, LLC	4/7/2010	Doc ID 006706100002 (File 2010-00004499)

Dubuque	Electric Line Easement	*2/3/2010	Linda B. Pearson	ITC Midwest, LLC	4/7/2010	Doc ID 006706110002 (File 2010-00004500)

Dubuque	Electric Line Easement	*2/8/2010	Valita M. Bradley Trust dated November 17, 1995, an undivided one-half interest; and Richard S. Bradley Trust dated November 17, 1995, an undivided one-half interest	ITC Midwest, LLC	4/30/2010	Doc ID 006735490002 (File 2010-00005659)

Dubuque	Electric Line Easement	*2/8/2010	Valita M. Bradley Trust dated November 17, 1995, an undivided one-half interest; and Richard S. Bradley Trust dated November 17, 1995, an undivided one-half interest	ITC Midwest, LLC	4/30/2010	Doc ID 006735390002 (File 2010-00005649)

Dubuque	Electric Line Easement	*3/29/2010	Gerald Gaul and Joan Gaul, also known as Gerald J. Gaul and Joan M. Gaul, Husband and Wife, as Joint Tenants, and Not as Tenants in Common, With the Full Right of Survivor to take the Whole Title and Right of Property of both in fee simple and absolutely	ITC Midwest, LLC	3/30/2010	Doc ID 006699490002 (File 2010-00003993)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Electric Line Easement	*11/24/2009	A&M Farm, Inc. (Contract Seller) and Matthew J. Schuster and Lisa M. Schuster, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common (Contract Buyers)	ITC Midwest, LLC	4/7/2010	Doc ID 006706340003 (File 2010-00004523)

Dubuque	Electric Line Easement	*2/4/2010	Carlton Busch and Shirley Busch, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706260002 (File 2010-00004515)

Dubuque	Amended and Restated Easement	10/25/2010	Carlton Busch and Shirley Busch, husband and wife	ITC Midwest, LLC	11/17/2010	Doc ID 006918080008 (File 2010-00018691)

Dubuque	Electric Line Easement	*2/4/2010	Carlton Busch and Shirley A. Busch	ITC Midwest, LLC	4/7/2010	Doc ID 006706280002 (File 2010-00004517)

Dubuque	Electric Line Easement	*6/15/2010	Judith R. Welling, Walter Welling, Peter J. Welling, as Tenants in Common, and Raymond B. Vaske, as Trustee of the Raymond B. Vaske Trust Dated July 25, 2007	ITC Midwest, LLC	6/18/2010	Doc ID 006789880005 (File 2010-00008292)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Corrective Electric Line Easement	*11/18/2009	Thomas J. Naber	ITC Midwest, LLC	4/7/2010	Doc ID 006706150002 (File 2010-00004504)

Dubuque	Corrective Electric Line Easement	*11/18/2009	James O. Naber and Judith Naber, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706330002 (File 2010-00004522)

Dubuque	Electric Line Easement	*2/3/2010	James P. Vaske and Beverly A. Vaske, Husband and Wife, as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706350002 (File 2010-00004524)

Dubuque	Corrective Electric Line Easement	*1/27/2010	Patrick S. Engelken and Carol Engelken, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	4/7/2010	Doc ID 006706380002 (File 2010-00004527)

Dubuque	Electric Line Easement	*2/9/2010	Scott Buechler and Karen Bradley Buechler, Husband and Wife	ITC Midwest, LLC	4/7/2010	Doc ID 006706390002 (File 2010-00004528)

Dubuque	Electric Line Easement	*2/8/2010	Gregory L. Blum and Kathleen Bradley Blum, Husband and Wife	ITC Midwest, LLC	4/30/2010	Doc ID 006735500002 (File 2010-00005660)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Dubuque	Electric Line Easement	*2/13/2010	Richard P. Wampler and Janell Bradley Wampler, Husband and Wife	ITC Midwest, LLC	4/7/2010	Doc ID 006706370002 (File 2010-00004526)

Dubuque	Electric Line Easement	*2/16/2010	Raymond J. Capesius Declaration of Trust dated May 28, 2008, Raymond J. Capesius, Trustee, and Marcelline M. Capesius Declaration of Trust dated May 28, 2008, Marcelline M. Capesius, Trustee	ITC Midwest, LLC	4/7/2010	Doc ID 006706240002 (File 2010-00004513)

Dubuque	Electric Line Easement	*2/16/2010	Raymond Capesius and Marcelline M. Capesius Husband and Wife (Contract Sellers) and Stephen R. Capesius and Jaime K. Capesius, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common (Contract Buyers)	ITC Midwest, LLC	4/7/2010	Doc ID 006706250003 (File 2010-00004514)

Dubuque	Electric Line Easement	2/18/2010	Sisters of St. Francis	ITC Midwest, LLC	4/14/2010	Doc ID: 006710870002 (File 2010-00004752)

Greene	Overhang Easement	*4/1/2010	Janis C. Scharingson L.E., Jon R. Scharingson and Kris D. Scharingson, Husband and Wife, Kirsten L. Carman and James Carman, Wife and Husband, Jeffrey B. Scharingson and Cynthia M. Scharingson, Husband and Wife and Janis C. Scharingson, Trustee of the Janis C. Scharingson Revocable Trust	Interstate Power and Light Company, an Iowa Corporation	4/14/2010	Instr. Number: 2010-0450 (BK 27, PG 680)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Hamilton	Electric Line Easement	*12/16/2010	Gerald G. Johnson and Veronica M. Johnson, husband and wife as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	12/28/2010	Document 2010 3087

Hamilton	Electric Line Easement	*3/25/2010	Dwayne A. Anderson a/k/a Duane A. Anderson and Betty Pamela Anderson, husband and wife, Barbara A. Anderson, a single person, Donald Anderson and Virginia Anderson, husband and wife, Cecil Anderson and Wilma Anderson, husband and wife	ITC Midwest, LLC	4/13/2010	Document 2010 703

Hamilton	Electric Line Easement	*3/18/2010	Hamilton County, Iowa	ITC Midwest, LLC	4/13/2010	Document 2010 702

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Hardin	Corrective Overhang Easement	*1/6/2010	James W. Mannetter, Trustee of the James W. Mannetter_Revocable Trust UAD the 12th day of May, 1995 and Ruth M. Mannetter, Trustee of the Ruth M._Mannetter Revocable Trust UAD the 12th day of May, 1995	ITC Midwest, LLC	1/12/2010	Document 2010 0043

Hardin	Partial Easement Agreement	12/21/2010	Interstate Power and Light Company, an Iowa corporation	ITC Midwest, LLC	1/21/2011	Document 2011 0199

Johnson	Permanent Easement Agreement for Electric Lines Between the Board of Regents, State of Iowa and the ITC Midwest, LLC	11/12/2009	Board of Regents, State of Iowa for the use and benefit of the State University of Iowa	ITC Midwest, LLC	9/21/2010	Doc ID 021962860008 (BK 4653, PG 117-124)

Jones	Electric Line Easement	*11/24/2010	The Donald E. Archer Declaration of Trust dated March 21, 2005, an undivided 50% interest; and Archer Acres, an Iowa Partnership, an undivided 50% interest	ITC Midwest, LLC	12/2/2010	Fee Book 2010 3343

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Jones	Subordination Agreement	*4/2/2010	Citizens State Bank	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1272

Jones	Electric Line Easement	*3/10/2010	Paul Beckman a/k/a Paul J. Beckman and Dixie L. Beckman, Husband and Wife, and Robert Kremer a/k/a Robert N. Kremer, as Tenants in Common	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1271

Jones	Electric Line Easement	*3/13/2010	Ruth A. Dietiker, a single widow	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1265

Jones	Overhang Easement	*3/26/2010	Michael R. Dooley	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1249

Jones	Electric Line Easement	*3/23/2010	Dried Whey, Inc. n/k/a International Ingredient Inc. by act of corporate merger	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1273

Jones	Electric Line Easement	*3/3/2010	Steven Ehrisman and Joyce A. Ehrisman, Husband and Wife as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	3/31/2010	Fee Book 2010 0813

Jones	Electric Line Easement	*2/23/2010	F&F Iben, Inc., an Iowa Corporation	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1246

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Jones	Electric Line Easement	*11/29/2010	First States Investors HFS, L.P., a Delaware limited partnership	ITC Midwest, LLC	12/9/2010	Fee Book 2010 3426

Jones	Electric Line Easement	*3/26/2010	Freese Realty, Inc., an Iowa corporation, (Contract Seller) and Freese Properties, LLC, and Iowa Corporation (Contract Buyer)	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1253

Jones	Electric Line Easement	*3/24/2010	Daniel R. Goodyear and Pamela Goodyear, Husband and Wife	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1247

Jones	Subordination Agreement	*4/7/2010	Du Trac Community Credit Union	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1261

Jones	Subordination Agreement	*4/8/2010	Hills Bank & Trust Company	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1260

Jones	Overhang Easement	*3/24/2010	Gregory M. Heyl and La Rae A. Heyl, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1259

Jones	Electric Line Easement	*3/23/2010	Robert L. Holmes and Kathleen M. Holmes, husband and wife, as joint tenants	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1269

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Jones	Electric Line Easement	*3/23/2010	Robert L. Holmes and Kathleen M. Holmes aka Kathleen Holmes, husband and wife, as joint tenants with full rights of survivorship, and not as tenants in common	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1270

Jones	Electric Line Easement	*3/23/2010	Robert L. Holmes and Kathleen M. Holmes, husband and wife, as joint tenants with full rights of survivorship, and not as tenants in common	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1267

Jones	Electric Line Easement	*3/23/2010	Robert L. Holmes and Kathleen M. Holmes, his wife	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1268

Jones	Electric Line Easement	*4/14/2010	Allen J. Hughes, a single person	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1258

Jones	Electric Line Easement	*3/9/2010	James S. Hunt and Cheryl L. Hunt, husband and wife	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1266

Jones	Electric Line Easement	*3/24/2010	Jayne A. Intlekofer and Steven Intlekofer, wife and husband	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1248

Jones	Overhang Easement	*3/24/2010	Robert E. Joslin, a single person	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1263

Jones	Subordination Agreement	*4/7/2010	Citizens State Bank	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1252

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Jones	Electric Line Easement	*2/23/2010	James C. Kraus, a Single Person	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1251

Jones	Electric Line Easement	*3/26/2010	Estate of Jacqueline Lambert; Michael Lambert, Patrick William Lambert, Catherine Patrice Lambert and Michele Glanz, Co-Executors	ITC Midwest, LLC	5/28/2010	Fee Book 2010 1393

Jones	Electric Line Easement	*3/5/2010	Barbara O. Luedtke, formerly known as Barbara O. Zirkelbach, and Edward J. Luedtke, wife and husband	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1274

Jones	Electric Line Easement	*3/24/2010	Michael W. McDonough and Angela M. McDonough, wife of husband	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1264

Jones	Electric Line Easement	*1/28/2010	Linda Osmundson and Leland Osmundson, Wife and Husband	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1256

Jones	Electric Line Easement	*4/16/2010	Railroad Properties LLC, a Washington limited liability corporation	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1257

Jones	Electric Line Easement	*3/24/2010	Audrey G. Savage and David R. Savage, Wife and Husband	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1245

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Jones	Electric Line Easement	*2/24/2010	Judith Lynne Schoon, a single person	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1250

Jones	Electric Line Easement	*2/11/2010	Douglas D. Toenjes and Janis Toenjes, husband and wife, as joint tenants with full rights of survivorship and not as tenants in common	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1254

Jones	Overhang Easement	*3/25/2010	Kenneth N. Warren, Jr. and Teresa D. Warren, wife of husband	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1262

Jones	Electric Line Easement	*3/3/2010	Thomas W. Yeoman and Diane R. Schafer Yeoman, husband and wife, and joint tenants with full rights of survivorship, and not as tenants in common	ITC Midwest, LLC	5/18/2010	Fee Book 2010 1255

Linn	Electric Line Easement	*7/7/2009	Gary W. Lefebure and Bonita A. Lefebure, Trustees of the Gary W. Lefebure Family Trust; Dean J. Lefebure and Debra L. Lefebure, Trustees of the Dean J. and Debra L. Lefebure Family Trust; Dale A. Lefebure and Kristana K. Lefebure, Trustees of the Dale A. and Kristana K. Lefebure Family Trust; and John D. Lefebure and Margaret E. Lefebure, Trustees of the Don and Peg Lefebure Family Trust	ITC Midwest, LLC	12/28/2009	01468258000 (BK 7495, PG 200-204)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Linn	Electric Line Easement	*3/11/2009	Mary F. McCammon, Trustee of the Mary F. McCammon Trust	ITC Midwest, LLC	4/29/2009	014155540002 (BK 7263, PG 35-36)

Linn	Electric Line Easement	*3/5/2009	Diane K. Spicer, a Single Person	ITC Midwest, LLC	4/2/2009	014090870002 (BK 7237, PG 402-403)

Linn	Corrective Electric Line Easement	*1/25/2010	Diane K. Spicer, a Single Person	ITC Midwest, LLC	1/25/2010	014724060002 (BK 7516, PG 111-112)

Linn	Amended Electric Line Easement	*1/25/2010	C-Blairs CR, LLC and International Brotherhood of Electrical Workers Local 1362	ITC Midwest, LLC	2/2/2010	014738290006 (BK 7522, PG 597-602)

Linn	Electric Line Easement	*2/11/2010	American Trust & Savings Bank	ITC Midwest, LLC	3/17/2010	014798850003 (BK 7550, PG 130-132)

Linn	Electric Line Easement	*6/24/2010	Rockwell Collins, Inc.	ITC Midwest, LLC	8/10/2010	015060410004 (BK 7675, PG 21-24)

Linn	Communication Fiber Optic Conduit Line Easement	*6/24/2010	Rockwell Collins, Inc.	ITC Midwest, LLC	8/10/2010	015060420004 (BK 7675, PG 25-28)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Linn	Guy and Anchor Easement	*6/24/2010	Rockwell Collins, Inc.	ITC Midwest, LLC	8/10/2010	015060400004 (BK 7675, PG 17-20)

Linn	Electric Line Easement	*11/23/2009	Daniel Spalding and Jeri Spalding, Husband and Wife, as Joint Tenants with Full Rights of Survivorship and not as Tenants in Common	ITC Midwest, LLC	12/7/2009	Doc ID: 014646270002 (BK 7481, PG 220-221)

Linn	Electric Line Easement	*6/3/2010	New Song Christian Fellowship, Inc.	ITC Midwest, LLC	6/9/2010	Doc ID: 014947970003 (BK 7622, PG 24-26)

Madison	Right of Way Easement	01/06/1949	George H. Michael and Nellie M. Michael	Southwestern Federated Power Cooperative	09/02/1949	document number 4646 in book 85, page 76

Madison	Right of Way Easement	01/13/1949	Harry L. Michael	Southwestern Federated Power Cooperative	09/02/1949	document number 4647 in book 85, page 77

Madison	Right of Way Easement	01/14/1949	Charles N. Reed	Southwestern Federated Power Cooperative	09/02/1949	document number 4648 in book 85, page 78

Madison	Right of Way Easement	02/04/1949	Henry C. Weller and Sarah Blake Weller	Southwestern Federated Power Cooperative	09/02/1949	document number 4649 in book 85, page 79

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Madison	Right of Way Easement	01/14/1949	E. W. Koble and Mabel R. Koble	Southwestern Federated Power Cooperative	09/02/1949	document number 4650 in book 85, page 80

Madison	Right of Way Easement	01/14/1949	Clyde L. Umsted and Lois E. Umsted	Southwestern Federated Power Cooperative	09/02/1949	document number 4651 in book 85, page 81

Madison	Right of Way Easement	01/18/1949	R.D. Lawrence	Southwestern Federated Power Cooperative	09/02/1949	document number 4652 in book 85, page 82

Madison	Right of Way Easement	01/14/1949	Harry B. Delong and Garland F. Delong	Southwestern Federated Power Cooperative	09/02/1949	document number 4653 in book 85, page 83

Madison	Right of Way Easement	01/07/1949	J. T. Creger	Southwestern Federated Power Cooperative	09/02/1949	document number 4654 in book 85, page 84

Madison	Right of Way Easement	01/20/1949	Darrel Minnick and Emma Minnick	Southwestern Federated Power Cooperative	09/02/1949	document number 4655 in book 85, page 85

Madison	Right of Way Easement	01/14/1949	Charles E. Smith and Lula Mae Smith	Southwestern Federated Power Cooperative	09/02/1949	document number 4656 in book 85, page 86

Madison	Right of Way Easement	03/04/1949	Alice L. Stoskopf	Southwestern Federated Power Cooperative	09/02/1949	document number 4658 in book 85, page 88

Madison	Right of Way Easement	01/20/1949	True W. Sheldon and Vera Sheldon	Southwestern Federated Power Cooperative	09/02/1949	document number 4659 in book 85, page 89

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Madison	Right of Way Easement	01/14/1949	Armin Van Buren and Edna E. Van Buren	Southwestern Federated Power Cooperative	09/02/1949	document number 4660 in book 85, page 90

Madison	Assignment and Assumption Agreement	10/11/2010	Central Iowa Power Cooperative, an Iowa corporation	ITC Midwest, LLC	1/25/2011	Document 2011 262 (Book 2011 Page 262)

Marshall	Electric Line Easement	*1/12/2010	Prairie Home Properties. LLC	ITC Midwest, LLC	1/27/2010	Doc ID 003326520002 (File 2010-00000347)

Marshall	Electric Line Easement	*1/12/2010	Iowa River Railroad, Inc.	ITC Midwest, LLC	1/27/2010	Doc ID 003326770007 (File 2010-00000348)

Marshall	Electric Line Easement	*12/16/2009	Larry W. Wolken and Terrie L. Wolken, husband and wife, as joint tenants with full rights of survivorship and not as tenants in common	ITC Midwest, LLC	2/11/2010	Doc ID 003336630002 (File 2010-00000627)

Marshall	Electric Line Easement	*12/18/2009	Sharon L. Wheater, Life Estate and Susan Jean Wheater Rainsbarger, a married person and Charles Rainsbarger, her husband, as wife and husband, Remainder	ITC Midwest, LLC	2/11/2010	Doc ID 003336640003 (File 2010-00000628)

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Marshall	Electric Line Easement	*2/16/2010	Elwood E. Packer and Jerilyn J. Packer, as husband and wife and as Joint Tenants with Full Right of Survivorship, and not as Tenants in Common	ITC Midwest, LLC	3/2/2010	Doc ID 003346200002 (File 2010-00000914)

Story	Amended and Restated Easement Agreement	8/31/2010	Evergreen Lane, Inc.	ITC Midwest, LLC	9/29/2010	Instrument: 2010-00009444

Story	Amended and Restated Easement Agreement	9/8/2010	An undivided 1/2 interest to the Richard D. Henry Trust and undivided 1/2 interest to the Frances E. Henry Trust	ITC Midwest, LLC	9/29/2010	Instrument: 2010-00009449

Story	Electric Line Easement	*6/15/2010	Hinrichsen Farm Partnership	ITC Midwest, LLC	8/3/2010	Instrument: 2010-00007306

Story	Amended and Restated Easement Agreement	6/9/2010	Steven P. Larsen, as Executor of the Estate of Edward C. Larsen, Deceased	ITC Midwest, LLC	8/3/2010	Instrument: 2010-00007309

Story	Amended and Restated Easement Agreement	6/18/2010	Liberty Court, L.L.C.	ITC Midwest, LLC	8/3/2010	Instrument: 2010-00007307

Story	Electric Line Easement	*6/18/2010	Liberty Court, L.L.C.	ITC Midwest, LLC	8/3/2010	Instrument: 2010-00007308

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Story	Electric Line	*9/2/2010	Paul Franklin Meyers	ITC Midwest, LLC	9/29/2010	Instrument:
	Easement		a/k/a Paul F. Meyers			2010-00009446

Story	Amended and	10/18/2010	Minch Family Limited	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		Liability Limited Partnership, formerly known as Minch Family Limited Partnership			2010-00010721

Story	Electric Line	*8/20/2010	Marcus W. Minkler;	ITC Midwest, LLC	9/29/2010	Instrument:
	Easement		and Patricia Minkler Howell Revocable Trust U/A Dated 11/30/2006, Patricia Minkler Howell, Trustee			2010-00009448

Story	Amended and	8/10/2010	Velda E. Oliver	ITC Midwest, LLC	9/29/2010	Instrument:
	Restated Easement Agreement					2010-00009443

Story	Electric Line	*6/6/2010	Martha L. Paul and	ITC Midwest, LLC	8/26/2010	Instrument:
	Easement		the Jeffrey W. Paul Revocable Trust			2010-00008102

Story	Amended and	9/9/2010	Thomas W.	ITC Midwest, LLC	9/29/2010	Instrument:
	Restated Easement Agreement		Richardson, as Trustee of the Thomas W. Richardson Trust dated January 22, 1993			2010-00009445

Story	Amended and	6/18/2010	An undivided 1/4	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		interest each to Ted A. Smith, Merrie Lyn Williams, Andrea S. Smith, and Jennifer R. Cannell, as tenants in common			2010-00010719

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Story	Amended and	6/18/2010	An undivided 1/4	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		interest each to Ted A. Smith, Merrie Lyn Williams, Andrea S. Smith, and Jennifer R. Cannell, as tenants in common			2010-00010720

Story	Amended and	8/23/2010	Thomas C. Zylstra	ITC Midwest, LLC	9/29/2010	Instrument:
	Restated Easement Agreement		and Beth A. Zylstra, Husband and Wife, as Tenants in Common			2010-00009447

Story	Electric Line	*7/9/2010	Mary Jo Charleston	ITC Midwest, LLC	8/26/2010	Instrument:
	Easement		for her life, and all of the remainder to Jodi Lynn Charleston			2010-00008103

Story	Amended and	7/1/2010	Loren Book and Ruth	ITC Midwest, LLC	8/3/2010	Instrument:
	Restated Easement Agreement		Book, as Joint Tenants with Full Rights of Survivorship, and not as Tenants in Common			2010-00007305

Story	Amended and	6/22/2010	Johnny L. Coder and	ITC Midwest, LLC	8/3/2010	Instrument:
	Restated Easement Agreement		Janice Coder, Husband and Wife			2010-00007303

Story	Electric Line	*6/22/2010	Johnny L. Coder and	ITC Midwest, LLC	8/3/2010	Instrument:
	Easement		Janice M. Coder			2010-00007304

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Story	Amended and	10/15/2010	John E. Clary and	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		Nancy Clary, Husband and Wife			2010-00010734

Story	Amended and	10/15/2010	John E. Clary and	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		Nancy Clary, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common			2010-00010733

Story	Amended and	9/10/2010	Kathy L. Perisho	ITC Midwest, LLC	9/29/2010	Instrument:
	Restated Easement Agreement		Cook a/k/a Kathy L.P. Cook			2010-00009452

Story	Amended and	7/7/2010	Richard Raymond	ITC Midwest, LLC	8/3/2010	Instrument:
	Restated Easement Agreement		Fincham and Anita Fincham, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common			2010-00007302

Story	Amended and	6/29/2010	Hassebrock Farm	ITC Midwest, LLC	8/3/2010	Instrument:
	Restated Easement Agreement		Land, LLC, an Iowa limited liability company			2010-00007300

Story	Electric Line	*6/29/2010	Hassebrock Farms,	ITC Midwest, LLC	8/3/2010	Instrument:
	Easement		Inc., an Iowa corporation			2010-00007301

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Story	Amended and	7/7/2010	David S. Hassebrock	ITC Midwest, LLC	8/3/2010	Instrument:
	Restated Easement Agreement		and Debra J. Hassebrock, Husband and Wife			2010-00007299

Story	Amended and	8/20/2010	Dermot J. Hayes and	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		Caroline S. Hayes, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common			2010-00010728

Story	Amended and	9/1/2010	Paul J. Hollander	ITC Midwest, LLC	9/29/2010	Instrument:
	Restated Easement Agreement					2010-00009451

Story	Amended and	10/14/2010	Troy A. Jerman and	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		Renee L. Jerman, Husband and Wife, as Joint Tenants with Full Rights of Survivorship			2010-00010732

Story	Amended and	11/13/2010	Jeffrey P. Judge and	ITC Midwest, LLC	12/28/2010	Instrument:
	Restated Easement Agreement		Lourie Judge, husband and wife, Catherine J. Judge, now known as, Catherine J. Anderson and Shaon Anderson, wife and husband, and Kristine K. Judge, now known as Kristine K. Hinojos and Edward Hinojos, wife and husband, as Tenants in Common			2010-00013400

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Story	Amended and	10/21/2010	Steven C. Larson	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement					2010-00010730

Story	Amended and	9/21/2010	Mesenbrink, Inc., an	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		Iowa corporation			2010-00010723

Story	Electric Line	*7/14/2010	Sarah Mills a/k/a	ITC Midwest, LLC	10/29/2010	Instrument:
	Easement		Sarah R. Mills, Rebecca Mills a/k/a Rebecca A. Mills, and Abby Mills a/k/a Abby E. Mills			2010-00010726

Story	Electric Line	*9/20/2010	Thomas H. Mohr and	ITC Midwest, LLC	11/16/2010	Instrument:
	Easement		Doris L. Mohr, Husband and Wife			2010-00011572

Story	Amended and	9/10/2010	Herbert Allen Myers	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement					2010-00010727

Story	Amended and	10/22/2010	H. S. Nelson and	ITC Midwest, LLC	12/1/2010	Instrument:
	Restated Easement Agreement		Mildred B. Nelson, Husband and Wife			2010-00012311

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Story	Amended and	8/12/2010	Wayne Olinger a/k/a	ITC Midwest, LLC	12/9/2010	Instrument:
	Restated Easement Agreement		Wayne H. Olinger (Contract Seller); L. Dean Olinger and Cynthia S. Olinger, Husband and Wife (Contract Buyer)			2010-00012739

Story	Electric Line	*10/5/2010	Wayne H. Olinger	ITC Midwest, LLC	10/29/2010	Instrument:
	Easement		Rev. Trust			2010-00010735

Story	Amended and	9/1/2010	Donald P. Pierce and	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		Diane C. Pierce, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common			2010-00010729

Story	Amended and	9/14/2010	Bradley William Puck	ITC Midwest, LLC	9/29/2010	Instrument:
	Restated Easement Agreement		and Athena Marie Puck, a Married Couple			2010-00009453

Story	Amended and	9/20/2010	Julie S. Rastetter	ITC Midwest, LLC	9/29/2010	Instrument:
	Restated Easement Agreement		and Brent V. Rastetter, Wife and Husband			2010-00009454

Story	Amended and	10/26/2010	Chadwick T. Raymond	ITC Midwest, LLC	11/16/2010	Instrument:
	Restated Easement Agreement		and Nancy M. Raymond, Husband and Wife			2010-00011571

Story	Amended and	8/30/2010	Arthur E. Riley and	ITC Midwest, LLC	9/29/2010	Instrument:
	Restated Easement Agreement		Kathleen M. Riley, Husband and Wife			2010-00009450

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Story	Amended and	9/22/2010	The Risdal	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		Enterprises, L.P., a Missouri Limited Partnership, whose general partners are John M. Risdal, Trustee under the Revocable Living Trust Agreement of John M. Risdal, dated October 29, 1984, as amended and restated, and Kathy A. Risdal, Trustee under the Revocable Living Trust Agreement of Kathy A. Risdal, dated October 29, 1984, as amended and restated			2010-00010725

Story	Amended and	8/21/2010	An undivided 1/4	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		interest each to Ted A. Smith, Merrie Lyn Williams, Andrea S. Smith, and Jennifer R. Cannell, as Tenants in Common			2010-00010718

Story	Amended and	9/21/2010	Story County, Iowa	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement					2010-00010724

Story	Electric Line	*10/20/2010	Taylor Family	ITC Midwest, LLC	10/29/2010	Instrument:
	Easement		Limited Partnership			2010-00010731

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Story	Amended and	8/27/2010	Farin A. Yuly and	ITC Midwest, LLC	10/29/2010	Instrument:
	Restated Easement Agreement		Julie Snyder-Yuly, Husband and Wife, as Joint Tenants with Full Rights of Survivorship, and Not as Tenants in Common			2010-00010722

Story	Overhang Easement	*7/16/2010	Douglas M. Larkin	ITC Midwest, LLC	7/30/2010	Instrument:
			and Holly A. Larkin, husband and wife, as Joint Tenants with full right of survivorship, and not as Tenants in Common			2010-00007158

Warren	Right of Way Easement	04/06/1949	Ross Freeman and Lester Freeman	Southwestern Federated Power Cooperative	10/14/1949	document number 5797 in book 22, page 131

Warren	Right of Way Easement	03/11/1949	Cornelius M. Flack	Southwestern Federated Power Cooperative	10/14/1949	document number 5798 in book 22, page 132

Warren	Right of Way Easement	02/08/1949	Arthur E. Haines	Southwestern Federated Power Cooperative	10/14/1949	document number 5799 in book 22, page 133

Warren	Right of Way Easement	02/15/1949	Ralph Day	Southwestern Federated Power Cooperative	10/14/1949	document number 5800 in book 22, page 134

Warren	Right of Way Easement	02/08/1949	Arthur E. Haines	Southwestern Federated Power Cooperative	10/14/1949	document number 5801 in book 22, page 135

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Warren	Right of Way Easement	02/08/1949	Henry O. Otz	Southwestern Federated Power Cooperative	10/14/1949	document number 5802 in book 22, page 136

Warren	Right of Way Easement	02/08/1949	Charlotte I. Reed	Southwestern Federated Power Cooperative	10/14/1949	document number 5803 in book 22, page 137

Warren	Right of Way Easement	02/08/1949	Charlotte I. Reed	Southwestern Federated Power Cooperative	10/14/1949	document number 5804 in book 22, page 138

Warren	Right of Way Easement	02/07/1949	A. H. Kennedy	Southwestern Federated Power Cooperative	10/14/1949	document number 5805 in book 22, page 139

Warren	Right of Way Easement	02/07/1949	H. J. Hollen	Southwestern Federated Power Cooperative	10/14/1949	document number 5806 in book 22, page 140

Warren	Right of Way Easement	02/16/1949	Hattie G. Wharff, Raymond C. Wharff and Ernest Strange	Southwestern Federated Power Cooperative	10/14/1949	document number 5807 in book 22, page 141

Warren	Right of Way Easement	02/16/1949	Hattie G. Wharff, Raymond C. Wharff and Ernest Strange	Southwestern Federated Power Cooperative	10/14/1949	document number 5808 in book 22, page 142

Warren	Right of Way Easement	02/08/1949	Guy Sargent	Southwestern Federated Power Cooperative	10/14/1949	document number 5809 in book 22, page 143

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Warren	Right of Way Easement	02/07/1949	Denzel Montgomery and Mary Montgomery	Southwestern Federated Power Cooperative	10/14/1949	document number 5810 in book 22, page 144

Warren	Right of Way Easement	02/16/1949	Walter Johnson	Southwestern Federated Power Cooperative	10/14/1949	document number 5811 in book 22, page 145

Warren	Right of Way Easement	02/09/1949	Harve Franck and Yetta Franck	Southwestern Federated Power Cooperative	10/14/1949	document number 5812 in book 22, page 146

Warren	Right of Way Easement	02/09/1949	Mary F. Nickelson	Southwestern Federated Power Cooperative	10/14/1949	document number 5813 in book 22, page 147

Warren	Right of Way Easement	02/16/1949	A. B. Carver	Southwestern Federated Power Cooperative	10/14/1949	document number 5814 in book 22, page 148

Warren	Right of Way Easement	03/04/1949	Harold Smalley and Ruby Smalley	Southwestern Federated Power Cooperative	10/14/1949	document number 5815 in book 22, page 149

Warren	Right of Way Easement	03/04/1949	A. E. Smalley	Southwestern Federated Power Cooperative	10/14/1949	document number 5816 in book 22, page 150

Warren	Right of Way Easement	02/15/1949	Ruth Johnson	Southwestern Federated Power Cooperative	10/14/1949	document number 5817 in book 22, page 151

Warren	Right of Way Easement	03/04/1949	Harold Smalley and Ruby Smalley	Southwestern Federated Power Cooperative	10/14/1949	document number 5818 in book 22, page 152

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Warren	Right of Way Easement	04/15/1949	Simpson College	Southwestern Federated Power Cooperative	10/14/1949	document number 5819 in book 22, page 153

Warren	Right of Way Easement	02/10/1949	W. R. Wickett and Margaret A. Wickett	Southwestern Federated Power Cooperative	10/14/1949	document number 5820 in book 22, page 154

Warren	Right of Way Easement	02/14/1949	W. L. Wickett	Southwestern Federated Power Cooperative	10/14/1949	document number 5821 in book 22, page 155

Warren	Right of Way Easement	02/15/1949	H. Ashton Wickett	Southwestern Federated Power Cooperative	10/14/1949	document number 5822 in book 22, page 156

Warren	Right of Way Easement	02/10/1949	Glen H. Ogle	Southwestern Federated Power Cooperative	10/14/1949	document number 5823 in book 22, page 157

Warren	Right of Way Easement	02/10/1949	Walter. R. Wickett	Southwestern Federated Power Cooperative	10/14/1949	document number 5824 in book 22, page 158

Warren	Right of Way Easement	02/10/1949	Ira Taylor	Southwestern Federated Power Cooperative	10/14/1949	document number 5825 in book 22, page 159

Warren	Right of Way Easement	02/15/1949	H. Ashton Wickett, W. L. Wickett and F. B. Wickett	Southwestern Federated Power Cooperative	10/14/1949	document number 5826 in book 22, page 160

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Warren	Right of Way Easement	02/11/1949	Albert Cecil Walker and Bessie Walker	Southwestern Federated Power Cooperative	10/14/1949	document number 5827 in book 22, page 161

Warren	Right of Way Easement	02/22/1949	Mt. Tabor Church	Southwestern Federated Power Cooperative	10/14/1949	document number 5828 in book 22, page 162

Warren	Right of Way Easement	02/11/1949	E. E. Cully and Nora Cully	Southwestern Federated Power Cooperative	10/14/1949	document number 5829 in book 22, page 163

Warren	Right of Way Easement	02/11/1949	Leo E. Spencer	Southwestern Federated Power Cooperative
MINNESOTA

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Freeborn	Electric Line Easement	*12/16/2009	Orin K. Solland, as Trustee and Margaret M. Solland, as Trustee of the Solland Revocable Trust	ITC Midwest, LLC	12/16/2009	Document No. 485920

Freeborn	Electric Line Easement	*4/29/2010	Lowell H. Nelson and Marcella F. Nelson, husband and wife, and Michael G. Bjorklund and Jacqueline K. Bjorklund, husband and wife, Purchasers, as joint tenants	ITC Midwest, LLC	5/7/2010	Document No. 488399

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Freeborn	Electrical Substation Easement	9/16/2010	ITC Midwest, LLC	Dairyland Power Cooperative, a Wisconsin, non-stock cooperative association	10/14/2010	Document No. 490978

Freeborn	Overhead Electric Line Easement	9/16/2010	ITC Midwest, LLC	Dairyland Power Cooperative, a Wisconsin, non-stock cooperative association	10/14/2010	Document No. 490979

Mower	Electric Line Easement	*8/10/2010	Gerald P. Mullenbach	ITC Midwest, LLC	8/18/2010	A000584342

Redwood	Electric Line Easement	*5/21/2010	Kenneth E. Widener and Arlene E. Widener, husband and wife, as joint tenants	ITC Midwest, LLC	5/21/2010	DOC # A 334494

DEEDS — IOWA and MINNESOTA

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Clarke (Iowa)	Court Officer Deed	*6/24/2010	Estate of Laura Smith, Deceased	ITC Midwest, LLC	7/16/2010	File No. 2010-1343 (Book 2010D, Page 651-652)

Parcel B, Section 14, Township 72 North, Range 24 West is a part of the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) of said Section Fourteen (14) of the 5th P.M., Clarke County, Iowa, as shown in the Plat of Survey recorded June 11th, 2009, in Book 44 at Page 265 in the Office of the Recorder of said County, described at follows: Commencing at the Southeast Corner of the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) of said Section Fourteen (14); thence N 00°06’26’’ W 208.7 feet to the point of beginning; thence N 89°21’31’’ W 381.70 feet thence N 00°06’26’’ W 318.70 feet; thence S 89°21’31’’ E 381.70 feet to the East line of the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) of Section Fourteen (14); thence S 00°06’26’’ E 318.70 feet along said East line to the point of beginning, containing 2.79 acres subject to easements and restrictions of record.

Clinton (Iowa)	Warranty Deed (Corporate Guarantor)	*1/11/2010	Cross Roads Land Development, L.L.C.	ITC Midwest, LLC	1/25/2010	Document # 2010-00478

Parcel A, Plat of Survey of the Northwest Quarter of the Southwest Quarter of Section 29, Township 81 North, Range 6 East of the 5th P.M., City of Camanche, Clinton County, Iowa, described as follows:

Commencing at the Southwest Corner of the Northwest Quarter of the Southwest Quarter of said Section 29; thence North 88°18’31’’ East 1000.00 feet along the South line of said Northwest Quarter to the point of beginning; thence North 2°00’29’’ West 750.00 feet parallel with the West line of said Northwest Quarter; thence South 88°18’31’’ West 330.00 feet; thence South 02°00’29’’ East 750.00

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
feet to the South line of the Northwest Quarter of the Southwest Quarter of said Section 29; thence North 88°18’31’’ East 330.00 feet along said South line to the point of beginning, containing 5.68 acres, subject to easements and restrictions of record.

For the purpose of this description, the South line of the Northwest Quarter of the Southwest Quarter of said Section 29 is assumed to bear North 88°18’31’’ East.

Franklin (Iowa)	Warranty Deed (Corporate Grantor)	*12/11/2009	Interstate Power and Light Company, a corporation organized and existing under the laws of the State of Iowa	ITC Midwest, LLC	3/12/2010	Inst# 20100375

That part of the Northeast Quarter of Section 8, Township 90 North, Range 20 West of the 5th P.M., Franklin County, Iowa, said part also being a part of Parcel B as shown and described in Plat of Survey of record filed June 23, 2008 in Instrument No. 20081377 in the Office of the Franklin County Recorder and described as follows: Beginning at the Northwest Corner of said Northeast Quarter, said point also being the Northwest Corner of said Parcel B; thence N88°30’58’’E, 296.00 feet (recorded as N88°30’58’’E) along the Northerly line of said Northeast Quarter and along the Northerly line of said Parcel B; thence S01°17’41’’E, 474.31 feet to a point on the Southerly line of said Parcel B; thence S88°30’58’’W, 320.00 feet (recorded as S88°30’58’’W) along said Southerly Line to the Southwest Corner of said Parcel B; thence N01°36’05’’E 475.00 feet (recorded as N01°36’05’’E, 475.00 feet) along the Westerly line of said Northeast Quarter and along the Westerly line of said Parcel B to the Point of Beginning; said Parcel C containing 3.35 acres subject to existing public road right of way across the Westerly 33.00 feet, subject to existing public road right of way across the Northerly 50.00 feet, and also subject to any other easements of record.

Story (Iowa)	Special Warranty	*12/17/2009	Story Wind, LLC	ITC Midwest, LLC	12/22/2009	Instrument:
	Deed (Corporate Grantor)					2009-00015203

Lot 2 of Parcel B of the Story Wind Subdivision of the Southeast Quarter of the Northeast Quarter of Section 15, Township 84 North,

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Range 21 West of the 5th PM, Story County, Iowa, together with a permanent easement 100 feet (100’) in width for ingress and egress, both as shown on the Story Wind Subdivision-Final Plat recorded in the Story County Recorder’s office on April 28, 2009 as Instrument No. 2009-4543, Slide 350, Page 2, attached as Exhibit A.

Freeborn (Minnesota)	Warranty Deed	4/29/2010	Michael G. Bjorklund and Jacqueline K. Bjorklund, husband and wife	ITC Midwest, LLC	5/7/2010	Document No. 488400

All that part of the Southeast Quarter of Section 7 and the Southwest Quarter of Section 8, Township 101 North, Range 20 West, Freeborn County, Minnesota, described as:

Commencing at the Southeast corner of said Section 7; thence North 00 degrees 28 minutes 04 seconds West, based on Freeborn County Coordinate System NAD83, 1996 Adjustment, on the east line of the Southeast Quarter of said Section 7, a distance of 1170.36 feet; thence South 89 degrees 31 minutes 56 seconds West, a distance of 33.32 feet to the point of beginning; thence South 40 degrees 05 minutes 33 seconds East, a distance of 466.69 feet; thence South 49 degrees 54 minutes 27 seconds West, a distance of 466.69 feet to the northerly right of way of U.S. Highway No. 65; thence North 40 degrees 05 minutes 33 seconds West along said northerly right of way, a distance of 466.69 feet to a point on a line that bears South 49 degrees 54 minutes 27 second West from the point of beginning; thence North 49 degrees 54 minutes 27 seconds East on said line, a distance of 466.69 feet to the point of beginning.

Contains 5.00 acres of land.

Redwood (Minnesota)	Warranty Deed	*5/26/2010	Marvin H. Neumann, a single person	ITC Midwest, LLC	6/4/2010	DOC # A 334639

Part of the Southwest Quarter of Section 11, Township 110 North, Range 37 West, Redwood County Minnesota described as:

Beginning at the Southwest corner of said Section 11; thence South 89 degrees 24 minutes 54 seconds East, based on Redwood County Coordinate System NAD83, 1996 Adjustment, on the south line of said Southwest Quarter, a distance of 325.00 feet; thence North 00 degrees 36 minutes 06 seconds East, a distance of 300.00 feet; thence North 89 degrees 24 minutes 54 seconds West, a distance of 325.00 feet to the west line of said Southwest Quarter; thence South 00 degrees 36 minutes 06 seconds West on said west line, a distance of

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
300.00 feet to the point of beginning.

Steele (Minnesota)	Quit Claim Deed	*6/30/2010	Steele Waseca Cooperative Electric, a Minnesota corporation	ITC Midwest, LLC	7/16/2010	A000372274

Commencing 198.40 feet North and 50.00 feet East of the Southwest Corner of Section 3, Township 105 North, Range 20 West, thence North 20.00 feet; thence East 30.00 feet; thence South 20.00 feet; thence West 30.00 feet to beginning.

Steele (Minnesota)	Warranty Deed	*6/30/2010	Dennis L. Richards and Dorene M. Richards, husband and wife	ITC Midwest, LLC	7/13/2010	A000372222

The South 600.00 feet, as measured perpendicular to south line of the Southwest Quarter of Section 3; of the West 350.00 feet as measured perpendicular to west line of the Southwest Quarter of Section 3; of the Southwest Quarter of the Southwest Quarter of Section 3; Township 105 North, Range 20 West, Steele County, Minnesota; EXCEPT: Commencing on Trunk No. 65 at the intersection of Section 3, 4, 9 and 10, Township 105 North, Range 20 West, thence East a distance of 210 feet along center of County Road; thence North a distance of 165 feet; thence west a distance of 210 feet to the centerline of said Trunk Highway No. 65; thence South along centerline of said Trunk Highway No. 65 a distance of 165 feet to beginning. (Said tract being in SW 1/4 of SW 1/4 of Section 3); ALSO EXCEPT: Commencing at a point 198.4 feet North and 50 feet East of SW Corner of Section 3-105-20, thence due North 20 feet; thence due East 30 feet; thence due South 20 feet, thence due West 30 feet to the point of beginning. (Said tract being in SW 1/4 of SW 1/4 of said Section 3.)

MISCELLANEOUS

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Jackson (Minnesota)	Easement Assignment	4/9/2009	Northern States Power Company, a Minnesota corporation	ITC Midwest, LLC	4/9/2009	Document Number A 255430

That specific Agreement for Driveway & Utilities Easement by and between Jackson Economic Development Corporation, a Minnesota corporation and Wayne Torgerson and Linda Torgerson, husband and wife, as grantors, and City of Jackson, Minnesota, a Minnesota municipal corporation and Northern States Power Company, a Minnesota corporation, as grantees, dated October 21, 2008 and recorded in the County of Jackson, Minnesota as Document No. 254259, as amended by an Amendment dated December 19, 2008 and recorded in the Office of the County Recorder of Jackson County, Minnesota as Document Number A 254625.

Jackson (Minnesota)	Easement Assignment	1/7/2011	Northern States Power Company, a Minnesota corporation	ITC Midwest, LLC	1/14/2011	Document Number A260993

The Easement Assignment dated January 7, 2011 and recorded January 14, 2011 in Jackson County, Minnesota as Document # A260993 assigned the easements described on Schedule A attached hereto.

Jackson (Minnesota)	Assignment of Partial Easement Rights	1/7/11	Northern States Power Company, a Minnesota corporation	ITC Midwest, LLC	1/11/2011	Document Number A260965

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
The Assignment of Partial Easement Rights dated January 7, 2011 and recorded January 11, 2011 in Jackson County, Minnesota as Document # A260965 assigned partial easement rights to the easements described on Schedule B attached hereto.

Martin (Minnesota)	Easement Assignment	1/7/2011	Northern States Power Company, a Minnesota corporation	ITC Midwest, LLC	1/18/2011	Document No. 2011R-406682

The Easement Assignment dated January 7, 2011 and recorded January 18, 2011 in Martin County, Minnesota as Document No. 2011R-406682 assigned the easements described on Schedule C attached hereto.

Jackson (Minnesota)	Warranty Deed	4/9/2009	Northern States Power Company, a Minnesota corporation	ITC Midwest, LLC	4/9/2009	Document Number A 255429

Parcel 1: That part of the Southeast Quarter (SE 1/4) of Section 13 in Township 102N, Range 35W Jackson County, Minnesota described as follows:

Beginning at the Southwest corner of the Southeast Quarter (SE 1/4); thence on an assumed bearing of North 00 degrees 31 minutes 00 seconds East a distance of 217.22 feet; thence South 89 degrees 58 minutes 30 seconds East a distance of 600 feet; thence South 00 degrees 31 minutes 00 seconds West a distance of 226.54 feet; thence North 89 degrees 05 minutes 06 seconds West a distance of 599.99 feet to the Point of Beginning.

Parcel 2: That part of the Northeast Quarter (NE 1/4) of Section 24 in Township 102N Range 35W Jackson County, Minnesota, described as follows:

Beginning at the Northwest corner of the Northeast Quarter (NE 1/4); thence on an assumed bearing of South 89 degrees 05 minutes 06 seconds East a distance of 599.99 feet; thence South 00 degrees 31 minutes 00 seconds West a distance of 363.01 feet; thence North 89 degrees 05 minutes 06 seconds West a distance of 601.93 feet; thence North 00 degrees 49 minutes 19 seconds East a distance of 363.00 feet to the Point of Beginning.

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
Jackson (Minnesota)	Warranty Deed	6/17/2009	City of Jackson, Minnesota	ITC Midwest, LLC	6/29/2009	Document Number A 256198

PARCEL 1: Commencing at a cast iron survey monument at the center of Section Thirteen (13) in Township One Hundred Two (102), North of Range Thirty-Five (35), West of the Fifth Principal Meridian, thence South 00°00’08’’ West (assumed bearing) along the quarter line 2,009.62 feet to the point of beginning on the centerline of an 80.00 feet wide utility easement granted to Xcel Energy (a/k/a NSP); thence North 89°30’38’’ East along said centerline 400.0 feet; thence South 00°00’08’’ West 400.00 feet; thence South 89°30’38’’ West 400.00 feet to the quarter line; thence North 00°00’08’’ East along the quarter line 400.00 feet to the point of beginning.

PARCEL 2: Permanent easement: a perpetual, non-exclusive right-of-way and easement to survey for and to construct, maintain, repair, improve, inspect, and replace underground lines, wires, and appurtenant equipment for the transmission of electricity upon, along, across, under, and through a strip of land 80.00 feet wide, being 40.00 feet on each side of the centerline of the utility easement granted to the City of Jackson by virtue of the Warranty Deed dated October 18, 2005 and recorded on December 21, 2005 as Document number 245534 for construction of a 161 kV transmission line, which centerline is described as follows (“Transmission Easement”):

Commencing at the northeast corner of the Property as above-described, running thence North 89°30’38’’ East 1,411.86 feet, more or less, along the centerline of the Xcel Energy easement created by Document 244423, superseded by Document 244760, to its point of intersection with the southwesterly line of the railroad right-of-way and there terminating; provided, that the south line of the Easement shall also extend to the southwesterly line of the railroad right-of-way.

PARCEL 3: Rights of Way and Easements for the benefit of Parcel 1 created by Agreement for Driveway & Utilities Easement dated October 21, 2008 and recorded on November 17, 2008 as Document 254259; as amended by Amendment to Agreement for Driveway & Utilities easement dated December 19, 2008 and recorded on December 31, 2008 as Document 254625; and rerecorded May 1, 2009 as Document 255579 a) to survey for, locate, construct, maintain, use, rebuild, improve and replace underground utility cables, mains, and lines, underground communication cables and lines, and a graveled or hard surfaced road with or without gates, curbs, gutters, ditches and culverts upon over across and along the property described as follows (“Driveway”):

Temporary Easement A: a strip 20.00 feet wide in Lots 2 and 3 in Block 4, Torgerson Industrial Park No. 1, according to the recorded plat thereof (“Plat”), lying 10.00 feet (measured at right angles) on both sides of the following described line: beginning at the northwest corner of said Lot 3; thence south 89°29’15’’ East (bearings based on the Plat) 290.00 feet along the north line of said Lot 3; thence Southeasterly 78.54 feet along a tangential curve concave to the Southwest having a radius of 50.00 feet and a central angle of 90°00’00’’ to a point on a line lying parallel with and distant 10.00 feet West (measured at right angles) from the east line of said Lot 3 and there

Date of Agreement
(*Date of Last
		Grantor’s				Document Number
County	Agreement	Signature)	Grantor	Grantee	Date Recorded	(Recorded)
terminating, with easement sidelines shortened or extended to terminate at the west lines of said Lots 2 and 3; and

Permanent Easement B: the easterly 20.00 feet of Lots 3 and 4 in Block 4, Torgerson Industrial Park No. 1, subject to the terms, covenants, and conditions hereinafter set forth;

and b) to overhang Easement B with line(s) for the transmission of electricity, to maintain, repair and replace overhanging lines; and to trim trees and shrubs that may interfere with NSP’s transmission line(s) provided that no poles, towers, guys or other structures to support NSP’s transmission line(s) shall be erected or placed upon Easement B;

together with all hereditaments and appurtenances belonging thereto (“Property”), subject to the following exceptions: building and zoning laws, ordinances, State and Federal regulations; restrictions relating to use or improvement of the premises without effective forfeiture provision; reservation of any minerals or mineral rights to the State of Minnesota; utility and drainage easements that do not interfere with present improvements; easements and restrictions of record; and the reserved easement in said Warranty Deed.